                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                                KELLWOOD COMPANY

                                       TO

                         UNION BANK of CALIFORNIA, N.A.

                                   as Trustee

              ---------------------------------------------------

                                   INDENTURE

                                  Dated as of

                                 June 22, 2004

                ------------------------------------------------

                  3.50% CONVERTIBLE SENIOR DEBENTURES DUE 2034

--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                                     Indenture Section
---------------------------                                                     -----------------
Section 310(a)(1)......................................................               8.09
           (a)(2)......................................................               8.09
           (a)(3)......................................................               N.A.
           (a)(4)......................................................               N.A.
           (a)(5)......................................................               N.A.
           (b).........................................................               8.08
           (c).........................................................               N.A.
Section 311(a).........................................................               8.13
           (b).........................................................               8.13
           (c).........................................................               N.A.
Section 312(a).........................................................         6.01; 6.02
           (b).........................................................               N.A.
           (c).........................................................               N.A.
Section 313(a).........................................................               6.03
           (b).........................................................               N.A.
           (c).........................................................               6.03
           (d).........................................................               6.03
Section 314(a).........................................................               6.04
           (b).........................................................               N.A.
           (c)(1)......................................................              16.05
           (c)(2)......................................................              16.05
           (c)(3)......................................................               N.A.
           (d).........................................................               N.A.
           (e).........................................................              16.05
           (f).........................................................               N.A.
Section 315(a).........................................................         8.01; 8.02
           (b).........................................................               7.08
           (c).........................................................               7.06
           (d).........................................................          8.01; 806
           (e).........................................................               7.09
Section 316(a)(1)......................................................               7.07
           (a)(2)......................................................              11.02
           (b).........................................................               N.A.
           (c).........................................................               9.01
Section 317(a)(1)......................................................               7.02
           (a)(2)......................................................               7.02
           (b).........................................................               5.04
Section 318(a).........................................................              16.08

N.A. means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
                                          ARTICLE 1
                                         DEFINITIONS

Section 1.01. Definitions...............................................................    2

                                          ARTICLE 2
                         ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                                  AND EXCHANGE OF DEBENTURES

Section 2.01. Designation Amount and Issue of Debentures................................   12
Section 2.02. Form of Debentures........................................................   12
Section 2.03. Date and Denomination of Debentures; Payments of Interest.................   14
Section 2.04. Execution of Debentures...................................................   15
Section 2.05. Exchange and Registration of Transfer of Debentures; Restrictions
              on Transfer...............................................................   16
Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures...........................   24
Section 2.07. Temporary Debentures......................................................   25
Section 2.08. Cancellation of Debentures................................................   25
Section 2.09. CUSIP Numbers.............................................................   26
Section 2.10. Ranking...................................................................   26

                                          ARTICLE 3
                           REDEMPTION AND REPURCHASE OF DEBENTURES

Section 3.01. Company's Right to Redeem.................................................   26
Section 3.02. Notice of Optional Redemption; Selection of Debentures....................   27
Section 3.03. Payment of Debentures Called for Redemption by the Company................   29
Section 3.04. [Reserved]................................................................   29
Section 3.05. Repurchase of Debentures by the Company at Option of Holders upon a
              Fundamental Change........................................................   30
Section 3.06. Repurchase of Debentures by the Company at Option of Holders on
              Specified Dates...........................................................   32
Section 3.07. [Reserved]................................................................   34
Section 3.08. Conditions and Procedures for Repurchase at Option of Holders.............   35

                                          ARTICLE 4
                                     CONTINGENT INTEREST

Section 4.01. Contingent Interest.......................................................   37
Section 4.02. Payment of Contingent Interest............................................   38
Section 4.03. Contingent Interest Notification..........................................   38

                                          ARTICLE 5
                             PARTICULAR COVENANTS OF THE COMPANY

Section 5.01. Payment of Principal and Interest.........................................   39
Section 5.02. Maintenance of Office or Agency...........................................   39
Section 5.03. Appointments to Fill Vacancies in Trustee's Office........................   39
Section 5.04. Provisions as to Paying Agent.............................................   39
Section 5.05. Existence.................................................................   41
Section 5.06. Rule 144A Information Requirement.........................................   41
Section 5.07. Stay, Extension and Usury Laws............................................   41
Section 5.08. Compliance Certificate....................................................   42
Section 5.09. Additional Amounts Notice.................................................   42
Section 5.10. Contingent Debt Tax Treatment.............................................   42
Section 5.11. Calculation of Original Issue Discount....................................   43

                                          ARTICLE 6
              DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 6.01. Debentureholders' Lists...................................................   43
Section 6.02. Preservation and Disclosure of Lists......................................   43
Section 6.03. Reports by Trustee........................................................   44
Section 6.04. Reports by Company........................................................   44

                                          ARTICLE 7
             REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

Section 7.01. Events of Default.........................................................   44
Section 7.02. Payments of Debentures on Default; Suit Therefor..........................   47
Section 7.03. Application of Monies Collected by Trustee................................   49
Section 7.04. Proceedings by Debentureholder............................................   50
Section 7.05. Proceedings by Trustee....................................................   51
Section 7.06. Remedies Cumulative and Continuing........................................   51
Section 7.07. Direction of Proceedings and Waiver of Defaults by Majority of
              Debentureholders..........................................................   51
Section 7.08. Notice of Defaults........................................................   52
Section 7.09. Undertaking to Pay Costs..................................................   52

                                          ARTICLE 8
                                         THE TRUSTEE

Section 8.01. Duties and Responsibilities of Trustee....................................   53
Section 8.02. Reliance on Documents, Opinions, Etc......................................   54
Section 8.03. No Responsibility for Recitals, Etc.......................................   56
Section 8.04. Trustee, Paying Agents, Bid Solicitation Agents, Conversion Agents or
              Registrar May Own Debentures..............................................   56
Section 8.05. Monies to Be Held in Trust................................................   56
Section 8.06. Compensation and Expenses of Trustee......................................   56
Section 8.07. Officers' Certificate as Evidence.........................................   57
Section 8.08. Conflicting Interests of Trustee..........................................   57
Section 8.09. Eligibility of Trustee....................................................   57
Section 8.10. Resignation or Removal of Trustee.........................................   57
Section 8.11. Acceptance by Successor Trustee...........................................   59
Section 8.12. Succession by Merger......................................................   60
Section 8.13. Preferential Collection of Claims.........................................   60

                                          ARTICLE 9
                                     THE DEBENTUREHOLDERS

Section 9.01. Action by Debentureholders................................................   60
Section 9.02. Proof of Execution by Debentureholders....................................   61
Section 9.03. Who Are Deemed Absolute Owners............................................   61
Section 9.04. Company-owned Debentures Disregarded......................................   61
Section 9.05. Revocation of Consents, Future Holders Bound..............................   62

                                          ARTICLE 10
                                 MEETINGS OF DEBENTUREHOLDERS

Section 10.01. Purpose of Meetings......................................................   62
Section 10.02. Call of Meetings by Trustee..............................................   63
Section 10.03. Call of Meetings by Company or Debentureholders..........................   63
Section 10.04. Qualifications for Voting................................................   63
Section 10.05. Regulations..............................................................   64
Section 10.06. Voting...................................................................   64
Section 10.07. No Delay of Rights by Meeting............................................   65

                                          ARTICLE 11
                                   SUPPLEMENTAL INDENTURES

Section 11.01. Supplemental Indentures Without Consent of Debentureholders..............   65
Section 11.02. Supplemental Indenture with Consent of Debentureholders..................   66
Section 11.03. Effect of Supplemental Indenture.........................................   67
Section 11.04. Notation on Debentures...................................................   68

Section 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished
               to Trustee...............................................................   68

                                          ARTICLE 12
                      CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.01. Company May Consolidate on Certain Terms.................................   68
Section 12.02. Successor to Be Substituted..............................................   69
Section 12.03. Opinion of Counsel to Be Given Trustee...................................   70

                                          ARTICLE 13
                           SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.01. Discharge of Indenture...................................................   70
Section 13.02. Paying Agent to Repay Monies Held........................................   71
Section 13.03. Return of Unclaimed Monies...............................................   71

                                          ARTICLE 14
               IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

Section 14.01. Indenture and Debentures Solely Corporate Obligations....................   71

                                          ARTICLE 15
                                   CONVERSION OF DEBENTURES

Section 15.01. Right to Convert.........................................................   71
Section 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on
               Conversion; No Adjustment for Interest or Dividends......................   75
Section 15.03. Payment Upon Conversion; Cash Payments in Lieu of Fractional Shares......   77
Section 15.04. Conversion Rate..........................................................   80
Section 15.05. Adjustment of Conversion Rate............................................   80
Section 15.06. Effect of Reclassification, Consolidation, Merger or Sale................   87
Section 15.07. Taxes on Shares Issued...................................................   88
Section 15.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with
               Governmental Requirements; Listing of Common Stock.......................   89
Section 15.09. Responsibility of Trustee................................................   90
Section 15.10. Notice to Holders Prior to Certain Actions...............................   90
Section 15.11. Shareholder Rights Plan..................................................   91

                                          ARTICLE 16
                                   MISCELLANEOUS PROVISIONS

Section 16.01. Provisions Binding On Company's Successors...............................   91
Section 16.02. Official Acts By Successor Corporation...................................   92
Section 16.03. Addresses for Notices, Etc...............................................   92
Section 16.04. Governing Law............................................................   92

Section 16.05. Evidence of Compliance with Conditions Precedent, Certificates
               to Trustee...............................................................   92
Section 16.06. Legal Holidays...........................................................   93
Section 16.07. Company Responsible for Making Calculations..............................   93
Section 16.08. Trust Indenture Act......................................................   93
Section 16.09. No Security Interest Created.............................................   94
Section 16.10. Benefits of Indenture....................................................   94
Section 16.11. Table of Contents, Headings, Etc.........................................   94
Section 16.12. Authenticating Agent.....................................................   94
Section 16.13. Execution in Counterparts................................................   95
Section 16.14. Severability.............................................................   95

Exhibit A Form of Debenture                                                               A-1

                                    INDENTURE

         INDENTURE dated as of June 22, 2004 between Kellwood Company, a Delaware corporation (hereinafter called the "COMPANY"), having its principal office at 600 Kellwood Parkway, Chesterfield, Missouri 63017, and Union Bank of California, N.A., as trustee hereunder (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 3.50% Convertible Senior Debentures due 2034 (hereinafter called the "DEBENTURES"), in an aggregate Original Principal Amount not to exceed $180,000,000 (or up to $200,000,000 if the Initial Purchasers' option set forth in the Purchase Agreement is exercised in full), and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of fundamental change repurchase election, a form of Company repurchase election and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized,

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "HEREIN", "HEREOF", "HEREUNDER" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         "ACCRETED PRINCIPAL AMOUNT" means for any Debenture as of any date of determination, the sum of (i) the Original Principal Amount of such Debenture and (ii) the portion of the excess of the Accreted Principal Amount at Stated Maturity of such Debenture over such Original Principal Amount which shall have been accreted thereon through such date, such amount to be accreted on a daily basis at the Applicable Yield for such Debenture, compounded semiannually on each Interest Payment Date through the date of determination and computed on the basis of a 360-day year of twelve 30-day months.

         "ACCRETED PRINCIPAL AMOUNT AT STATED MATURITY" means $2,221.18 per $1,000 Original Principal Amount of Debentures unless, the Debentures are earlier redeemed, purchased or converted.

         "ADDITIONAL AMOUNTS" has the meaning specified for "ADDITIONAL AMOUNTS" in Section 2(e) of the Registration Rights Agreement.

         "ADDITIONAL AMOUNTS NOTICE" has the meaning specified in Section 5.09.

         "ADDITIONAL SHARES" has the meaning specified in Section 15.01(d).

         "ADJUSTMENT EVENT" has the meaning specified in Section 15.05(l).

         "AGENT MEMBERS" has the meaning specified in Section 2.05(b).

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "APPLICABLE FIVE-DAY TRADING PERIOD" means, with respect to any Contingent Interest Period as to which Contingent Interest may be payable, the five Trading Days immediately preceding the first day of such Contingent Interest Period.

         "APPLICABLE YIELD" means (1) prior to June 15, 2011, 0% per annum, and
(2) from and after June 15, 2011 and until June 14, 2034, a rate per annum equal to 3.50%.

         "BID SOLICITATION AGENT" means such Person (other than any Affiliate of the Company) as the Company may designate as Bid Solicitation Agent from time to time, and shall initially mean the Trustee.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York or the city in which the Corporate Trust Office of the Trustee is located.

         "CAPITAL STOCK" of any Person means any and all shares (including ordinary shares or American Depositary Shares), interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

         "CASH AMOUNT" has the meaning specified in Section 15.03(a).

         "CASH SETTLEMENT AVERAGING PERIOD" has the meaning specified in Section 15.03(a).

         "CASH SETTLEMENT NOTICE PERIOD" has the meaning specified in Section 15.03(a).

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the

Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.06, however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, par value of $0.01 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "COMPANY" means the corporation named as the "COMPANY" in the first paragraph of this Indenture, and, subject to the provisions of Article 12 and
Section 15.06, shall include its successors and assigns.

         "COMPANY REPURCHASE DATE" has the meaning specified in Section 3.06(a).

         "COMPANY REPURCHASE ELECTION" has the meaning specified in Section 3.06(c).

         "COMPANY REPURCHASE NOTICE" has the meaning specified in Section
3.06(b).

         "COMPANY REPURCHASE PRICE" has the meaning specified in Section
3.06(a).

         "CONTINGENT INTEREST" has the meaning specified in Section 4.01.

         "CONTINGENT INTEREST PERIOD" means the period commencing on June 20, 2011 and ending December 14, 2011 and thereafter any six-month period from December 15 to June 14 or from June 15 to December 14, commencing on or after December 15, 2011 and ending before June 15, 2034.

         "CONTINUING DIRECTOR" means a director who was a member of the Board of Directors on the date of this Indenture or who becomes a director subsequent to such date and whose election, appointment or nomination for election by the shareholders of the Company is duly approved by a majority of the continuing directors on the Board of Directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the entire Board of Directors in which such individual is named as nominee for director.

         "CONVERSION AGENT" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for conversion.

         "CONVERSION DATE" has the meaning specified in Section 15.02.

         "CONVERSION OBLIGATION" has the meaning specified in Section 15.03(a).

         "CONVERSION PRICE" as of any day means the Accreted Principal Amount divided by the Conversion Rate as of such date and rounded to the nearest cent. The initial Conversion Price shall initially be $53.35 per share of Common Stock.

         "CONVERSION RATE" has the meaning specified in Section 15.04.

         "CONVERSION RETRACTION PERIOD" has the meaning specified in Section 15.03(a).

         "CORPORATE TRUST OFFICE" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 120
S. San Pedro St., Suite 400, Los Angeles, California, 90012 or at any other address as the Trustee may designate from time to time by notice to the holders.

         "CUSTODIAN" means Union Bank of California, N.A., as custodian with respect to the Debentures in global form, or any successor entity thereto.

         "DEBENTURE" or "DEBENTURES" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including any Global Debenture.

         "DEBENTURE REGISTER" has the meaning specified in Section 2.05.

         "DEBENTURE REGISTRAR" has the meaning specified in Section 2.05.

         "DEBENTUREHOLDER" or "HOLDER" as applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Debenture is registered on the Debenture Registrar's books.

         "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

         "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Debentures. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "DEPOSITARY" shall mean or include such successor.

         "DETERMINATION DATE" has the meaning specified in Section 15.05(l).

         "EFFECTIVE DATE" has the meaning specified in Section 15.01(b).

         "EVENT OF DEFAULT" means any event specified in Section 7.01 as an Event of Default.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "EX-DIVIDEND DATE" means, with respect to any issuance or distribution on shares of Common Stock, the first date upon which a sale of the Common Stock does not automatically transfer the right to receive such issuance or distribution from the seller of the Common Stock to the buyer.

         "EXPIRATION TIME" has the meaning specified in Section 15.05(e).

         "FINAL NOTICE DATE" has the meaning specified in Section 15.03(a).

         "FUNDAMENTAL CHANGE" means the occurrence of any of the following:

         (i) a "person" or "group" within the meaning of Section 13(d) of the Exchange Act other than the Company, its subsidiaries or its or their employee benefit plans, files a Schedule TO or any other schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the total voting power of all shares of the Company's capital stock that are entitled to vote generally in the election of directors;

         (ii) consummation of any share exchange, consolidation or merger of the Company or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than the Company or one or more of its subsidiaries pursuant to which the Common Stock will be converted into cash, securities or other property; provided, however, that a transaction where the holders of the Company's voting capital stock immediately prior to such transaction have, directly or indirectly, more than 50% of the aggregate voting power of all shares of capital stock of the continuing or surviving corporation or transferee entitled to vote generally in the election of directors immediately after such event shall not be a Fundamental Change;

         (iii) Continuing Directors cease to constitute at least a majority of the Board of Directors;

         (iv) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

         (v) the Common Stock or other common stock into which the Debentures are convertible is neither listed for trading on a U.S. national securities exchange nor approved for trading on the Nasdaq National Market or another established automated over the-counter trading market in the United States.

         A Fundamental Change will not be deemed to have occurred in respect of any of the foregoing, however, if at least 90% of the consideration, excluding cash payments for fractional shares, in the transaction or transactions constituting the Fundamental Change consists of shares of capital stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change (these securities being referred to as "publicly traded securities") and as a result of this transaction or transactions the Debentures become convertible into such publicly traded securities, excluding cash payments for fractional shares.

         "FUNDAMENTAL CHANGE REPURCHASE DATE" has the meaning specified in
Section 3.05(a).

         "FUNDAMENTAL CHANGE REPURCHASE ELECTION" has the meaning specified in
Section 3.05(c)(i).

         "FUNDAMENTAL CHANGE REPURCHASE NOTICE" has the meaning specified in
Section 3.05(b).

         "FUNDAMENTAL CHANGE REPURCHASE PRICE" has the meaning provided in
Section 3.05(a).

         "GLOBAL DEBENTURE" has the meaning specified in Section 2.02.

         "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         "INITIAL PURCHASERS" means each of J.P. Morgan Securities Inc., Banc of America Securities LLC, Scotia Capital (USA) Inc., Piper Jaffray & Co., Lazard Freres & Co. LLC, and UBS Securities LLC (each an "INITIAL PURCHASER").

         "INTEREST" means, when used with reference to the Debentures, any regular interest payable under the terms of the Debentures, including Contingent Interest, if any, and Additional Amounts, if any, payable under the terms of the Registration Rights Agreement.

         "INTEREST PAYMENT DATE" means June 15 and December 15 of each year, commencing December 15, 2004.

         "LAST REPORTED SALE PRICE" of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the "Last Reported Sale Price" will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau Incorporated or similar organization. If the Common Stock is not so quoted, the "Last Reported Sale Price" will be the average of the mid-point of the last bid and asked prices for the Common Stock on the relevant date quoted by each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

         "NON-ELECTING SHARE" has the meaning specified in Section 15.06.

         "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by any two of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or the Secretary of the Company; provided that the Officers' Certificate delivered on the date hereof pursuant to Section 16.05 may be signed by any one of the foregoing.

         "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

         "ORIGINAL PRINCIPAL AMOUNT" of a Debenture means the stated Original Principal Amount as set forth on the face of such Debenture.

         "OUTSTANDING", when used with reference to Debentures and subject to the provisions of Section 9.04, means, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except:

         (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Debentures, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or (ii) which shall have been otherwise defeased in accordance with Article 13;

         (c) Debentures in lieu of which, or in substitution for which, other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

         (d) Debentures converted into Common Stock, cash or a combination of cash and Common Stock pursuant to Article 15 and Debentures deemed not outstanding pursuant to Article 3.

         "PAYING AGENT" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for payment.

         "PERSON" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         "PORTAL MARKET" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "PREDECESSOR DEBENTURE" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture that it replaces.

         "PRINCIPAL VALUE CONVERSION" has the meaning specified in Section 15.01(a)(iii).

         "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of June 16, 2004 among the Company and the Initial Purchasers.

         "PURCHASED SHARES" has the meaning specified in Section 15.05(e).

         "QIB" means a "QUALIFIED INSTITUTIONAL BUYER" as defined in Rule 144A.

         "REDEMPTION DATE" has the meaning specified in Section 3.02(a).

         "REDEMPTION NOTICE" has the meaning specified in Section 3.02(a).

         "REDEMPTION PRICE" has the meaning specified in Section 3.01.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of June 22, 2004, among the Company and the Initial Purchasers, as amended from time to time in accordance with its terms.

         "REGULAR RECORD DATE" means, with respect to each Interest Payment Date, the close of business on the June 1 or December 1 next preceding such Interest Payment Date (whether or not a Business Day).

         "REPURCHASE DATE" means the Fundamental Change Repurchase Date or the Company Repurchase Date, as applicable.

         "REPURCHASE ELECTION" means the Fundamental Change Repurchase Election or the Company Repurchase Election, as applicable.

         "REPURCHASE PRICE" means the Fundamental Change Repurchase Price or the Company Repurchase Price, as applicable.

         "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer of the Trustee within the Corporate Trust Department (or any successor unit, department or division of the Trustee) located at the Corporate Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and, for the purposes of Sections 7.08 and 8.01(b), also means any other officer or person performing similar functions to whom any corporate trust matter is referred because of such person's knowledge of any familiarity with the particular subject.

         "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(c).

         "RULE 144A" means Rule 144A as promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "SPECIAL RECORD DATE" has the meaning specified in Section 2.03.

         "SPIN-OFF" has the meaning specified in Section 15.05(c).

         "SPIN-OFF MARKET PRICE" per share of Common Stock of the Company or the capital stock of, or similar equity interests in, a subsidiary or other business unit of the Company on any day means the average of the daily Last Reported Sale Price for the ten (10) consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date with respect to the issuance or distribution requiring such computation.

         "STATED MATURITY" means June 15, 2034.

         "STOCK PRICE" means the price per share of Common Stock paid in connection with a corporate transaction described in Section 15.01(b) hereof, which shall be equal to (i) if holders of Common Stock receive only cash in such corporate transaction, the cash amount paid per share of Common Stock and (ii) in all other cases, the average of the Last Reported Sale Prices of Common Stock on the five Trading Days up to but not including the Effective Date.

         "STOCK RECORD DATE" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

         "TAX ORIGINAL ISSUE DISCOUNT" means the amount of ordinary interest income on a Debenture that must be accrued as original issue discount for United States Federal income tax purposes pursuant to U.S. Treasury Regulation section 1.1275-4.

          "TRADING DAY" means a day during which trading in the Common Stock generally occurs and a closing price for the Common Stock is provided on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded.

         "TRADING PRICE" means, as of any date of determination, the average of the secondary market bid quotations per $1,000 Original Principal Amount of Debentures obtained by the Bid Solicitation Agent for $1 million aggregate Original Principal Amount of Debentures at approximately 4:00 p.m., New York City time, on such determination date from three nationally recognized securities dealers (none of which shall be an Affiliate of the Company) in The City of New York (or such other place that may be determined from time to time by the Company) selected by the Company; provided, however, if (a) at least one such bid is not obtained by the Bid Solicitation Agent or (b) in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Debentures as of such determination date, then the Trading Price per $1,000 Original Principal Amount of the Debentures for such determination date shall equal (1) the Conversion Rate as of such determination date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five (5) Trading Day period and ending on such determination date, of any event described in Section
15.05 or Section 15.06, multiplied by (2) the average Last Reported Sale Price of the Common Stock on the five (5) Trading Days ending on such determination date; provided however that for purposes of Section 15.01(a)(iii), if the Bid Solicitation Agent cannot reasonably obtain at least one bid for $1 million aggregate Original Principal Amount of the Debentures from a nationally recognized securities dealer, or in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Debentures, then the Trading Price per Debenture will be deemed to be less than 98% of the product of the Last Reported Sale Price of Common Stock and the Conversion Rate. The Bid Solicitation Agent shall solicit bids from securities dealers that the Company believes to be willing to bid for Debentures. The Trading Price shall be determined by the Company.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 11.03 and 15.06; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means Union Bank of California, N.A. and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                    ARTICLE 2
                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                           AND EXCHANGE OF DEBENTURES

         Section 2.01. Designation Amount and Issue of Debentures. The Debentures shall be designated as " 3.50% CONVERTIBLE SENIOR DEBENTURES DUE 2034". Debentures not to exceed the aggregate Original Principal Amount of $180,000,000 (or up to $200,000,000 if the Initial Purchasers' option set forth in the Purchase Agreement is exercised in full) (except pursuant to Sections 2.05, 2.06, 3.05, 3.06 and 15.02 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its Chief Executive Officer, its President, its Chief Operating Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), without any further action by the Company hereunder.

         Section 2.02. Form of Debentures. The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Debentures to be tradable on The Portal Market or as may be required for the Debentures to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

         So long as the Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(a), all of the Debentures will be represented by one or more Debentures in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL DEBENTURE"). The transfer and exchange of beneficial interests in any such Global Debenture shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(a), beneficial holders of a Global Debenture will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Debenture.

         Any Global Debenture shall represent such of the outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate Original Principal Amount of outstanding Debentures from time to time endorsed thereon and that the aggregate Original Principal Amount of outstanding Debentures represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the Original Principal Amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Debentures in accordance with this Indenture. Payment of the Accreted Principal Amount of and Interest on any Global Debenture shall be made to the holder of such Debenture.

         Section 2.03. Date and Denomination of Debentures; Payments of Interest. The Debentures shall be issuable in fully registered form without interest coupons in denominations of $1,000 Original Principal Amount and integral multiples thereof. Each Debenture shall be dated the date of its authentication and shall bear Interest from the date specified on the face of the form of Debenture attached as Exhibit A hereto. Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture Register at the close of business on the Regular Record Date with respect to an Interest Payment Date (whether or not such day is a Business Day) shall be entitled to receive the Interest payable on such Interest Payment Date, except that the Interest payable upon redemption or repurchase will be payable to the Person to whom the Accreted Principal Amount is payable pursuant to such redemption or repurchase (unless the Redemption Date or the Repurchase Date, as the case may be, is an Interest Payment Date, in which case the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Debentures registered as such on the applicable Regular Record Date). Notwithstanding the foregoing, if any Debenture (or portion thereof) is converted into Common Stock, cash or a combination of cash and Common Stock during the period after a Regular Record Date to, but excluding, the next succeeding Interest Payment Date and such Debenture (or portion thereof) has been called or tendered for redemption on a Redemption Date which occurs during such period, the Company shall not be required to pay interest on such Interest Payment Date in respect of any such Debenture (or portion thereof), except as provided in Section 15.02. Interest shall be payable at the office of the Company maintained by the Company for such purposes, which shall initially be an office or agency of the Trustee. The Company shall pay Interest (i) on any Debentures in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (or upon written notice, by wire transfer in immediately available funds, if such Person is entitled to Interest on Debentures with an aggregate Original Principal Amount in excess of $2,000,000) or (ii) on any Global Debenture by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         Any Interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any June 15 or December 15 (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Debentureholder on the relevant Regular Record Date by virtue of its having been such Debentureholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a "SPECIAL RECORD DATE" for the payment of such Defaulted Interest, which shall be the date fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten
(10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Debenture Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.04. Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President, Chief Operating Officer or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.12), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company, and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.05. Exchange and Registration of Transfer of Debentures; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.02 being herein sometimes collectively referred to as the "DEBENTURE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Debenture Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "DEBENTURE REGISTRAR" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.02.

         Upon surrender for registration of transfer of any Debenture to the Debenture Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate Original Principal Amount and bearing such restrictive legends as may be required by this Indenture.

         Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate Original Principal Amount, upon surrender of the Debentures to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.02. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         All Debentures presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the

Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

         No service charge shall be made to any holder for any registration of, transfer or exchange of Debentures, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

         Neither the Company nor the Trustee nor any Debenture Registrar shall be required to exchange or register a transfer of (a) any Debentures for a period of fifteen (15) days next preceding any selection of Debentures to be redeemed, (b) any Debentures or portions thereof called for redemption pursuant to Section 3.01 (c) any Debentures or portions thereof surrendered for conversion pursuant to Article 15, (d) any Debentures or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05 or (e) any Debentures or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.06.

         (b)      The following provisions shall apply only to Global
Debentures:

                  (i) Each Global Debenture authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Debenture shall constitute a single Debenture for all purposes of this Indenture.

                  (ii) Notwithstanding any other provision in this Indenture, no Global Debenture may be exchanged in whole or in part for Debentures registered, and no transfer of a Global Debenture in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Debenture and a successor depositary has not been appointed by the Company within ninety (90) days or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) an Event of Default has occurred and is continuing, (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Debentures represented by Global Debentures or
         (D) any beneficial holder reasonably requests such exchange on terms acceptable to the Company, the Trustee and the Depositary, which in the case of the Trustee may include, in the Trustee's sole discretion, among other things, the requirement that (i) the Trustee and any Debenture Registrar receive (a) from the Company or the Depositary, a written order, in either case requesting such exchange, and an Opinion of Counsel (which upon receipt thereof the Trustee and such Debenture Registrar shall be fully protected in relying) to the effect that

         (x) all securities laws in connection with such exchange have been complied with and (y) such exchange is otherwise authorized or permitted by this Indenture; and (b) from such beneficial holder (x) an affidavit as to its beneficial ownership interest in such Global Debenture and/or (y) an indemnity, reasonably satisfactory to the Trustee and such Debenture Registrar, against any loss, liability or expense to the Trustee and such Debenture Registrar to the extent that the Trustee or Debenture Registrar acts upon such order, affidavit and/or indemnity; and (ii) such exchange can be accomplished in a manner that is practicable and not inconsistent with the rules of any applicable Depositary or securities exchange upon which the Debentures may be listed for trading. Any Global Debenture exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Debenture exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company. Any Debenture issued in exchange for a Global Debenture or any portion thereof shall be a Global Debenture; provided that any such Debenture so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Debenture.

                  (iii) Debentures issued in exchange for a Global Debenture or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Original Principal Amount equal to that of such Global Debenture or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Debenture to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Debenture Registrar. With regard to any Global Debenture to be exchanged in part, either such Global Debenture shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Debenture, the Original Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Debenture issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Debentures in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Debenture registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Debenture for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial holder of any Debenture.

                  (vi) At such time as all interests in a Global Debenture have been redeemed, repurchased, converted, canceled or exchanged for Debentures in certificated form, such Global Debenture shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Debenture is redeemed, repurchased, converted, canceled or exchanged for Debentures in certificated form, the Original Principal Amount of such Global Debenture shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Debenture, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

         (c) Every Debenture that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Debentures and required to bear the legend set forth in Section 2.05(d), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.05(c) and 2.05(d), the term "TRANSFER" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

         Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form, unless such Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), ONLY (A) TO KELLWOOD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE OF EACH DEBENTURE IS $1,000 PER $1,000 OF ORIGINAL PRINCIPAL AMOUNT, AND THE ISSUE DATE IS JUNE 22, 2004. IN ADDITION, THIS DEBENTURE IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS DEBENTURE IS 7.65%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

THE ISSUER AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY COMMON STOCK RECEIVED UPON ANY CONVERSION OF THIS DEBENTURE OR UPON A PURCHASE OF THIS DEBENTURE AT THE HOLDER'S OPTION AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE DEBENTURE AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, AND TO BE BOUND BY THE ISSUER'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS DEBENTURE. THE ISSUER AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS DEBENTURE, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING ADDRESS: KELLWOOD COMPANY, 600 KELLWOOD PARKWAY, CHESTERFIELD, MISSOURI 63917, ATTN: TREASURER.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED JUNE 22, 2004 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

         Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Debenture for exchange to the Debenture Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Debenture or Debentures, of like tenor and aggregate Original Principal Amount, which shall not bear the restrictive legend required by this Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Debenture bearing the legend set forth in this Section 2.05(c), the Original Principal Amount of the legended Global Debenture shall be reduced by the appropriate Original Principal Amount and the Original Principal Amount of a Global Debenture without the legend set forth in this Section 2.05(c) shall be increased by an equal Original Principal Amount. If a Global Debenture without the legend set forth in this Section 2.05(c) is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Debenture to the Depositary.

         (d) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of any Debenture shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or such Common Stock has been issued upon conversion of Debentures that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF

THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), ONLY (A) TO KELLWOOD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED JUNE 22, 2004 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(d).

         (e) Any Debenture or Common Stock issued upon the conversion of a Debenture that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Debentures or Common

Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Debenture (including any transfers between or among Agent Members or beneficial holders of interests in any Global Debenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case, the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Debenture and make available for delivery such Debenture. Upon the issuance of any substituted Debenture, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or has been tendered for repurchase upon a Fundamental Change (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be converted into Common Stock, cash or combination of cash and Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Every substitute Debenture issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

         Section 2.07. Temporary Debentures. Pending the preparation of Debentures in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the Debentures in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Debentures in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Debentures in certificated form and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate Original Principal Amount of Debentures in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Debentures in certificated form authenticated and delivered hereunder.

         Section 2.08. Cancellation of Debentures. All Debentures surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent or any Debenture Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Debentures in accordance with its customary procedures. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

         Section 2.09. CUSIP Numbers. The Company in issuing the Debentures may use "CUSIP" or "ISIN" numbers and/or similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and/or "ISIN" numbers in notices of redemption as a convenience to Debentureholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" and/or similar numbers.

         Section 2.10. Ranking. The indebtedness of the Company arising under or in connection with this Indenture and every outstanding Debenture issued under this Indenture from time to time constitutes and will constitute a direct, unsecured and unsubordinated general obligation of the Company, ranking equally with other existing and future unsecured and unsubordinated Indebtedness of the Company and ranking senior in right of payment to any future Indebtedness of the Company that is expressly made subordinate to the Debentures by the terms of such Indebtedness. For purposes of this Section 2.10 only, "INDEBTEDNESS" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by debentures, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Company or for which the Company is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                                    ARTICLE 3
                     REDEMPTION AND REPURCHASE OF DEBENTURES

         Section 3.01. Company's Right to Redeem. Prior to June 20, 2011, the Debentures will not be redeemable at the Company's option. At any time on or after June 20, 2011 and prior to Stated Maturity, the Company, at its option, may redeem the Debentures, in whole or in part, in accordance with the provisions of Section 3.02, Section 3.03 and Section 3.04 on the Redemption Date for a redemption price (the "REDEMPTION PRICE") in cash equal to 100% of the Accreted Principal Amount of the Debentures to be redeemed together in each case with accrued and unpaid Interest on the Debentures redeemed to but excluding the Redemption Date.

         Section 3.02. Notice of Optional Redemption; Selection of Debentures.

         (a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to
Section 3.01, it shall fix a date for redemption (the "REDEMPTION DATE") and it or, at its written request received by the Trustee not fewer than forty-five
(45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the Redemption Date, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a "REDEMPTION NOTICE") not fewer than thirty (30) nor more than sixty (60) days prior to the Redemption Date to each holder of Debentures so to be redeemed as a whole or in part at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Debenture called for redemption.

         (b) Each such Redemption Notice shall specify the aggregate Original Principal Amount of Debentures to be redeemed, the CUSIP, ISIN or similar number or numbers of the Debentures being redeemed, the Redemption Date (which shall be a Business Day), the Redemption Price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that Interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date Interest thereon or on the portion thereof to be redeemed will cease to accrue and the principal amount will cease to accrete. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Debentures or portions thereof into Common Stock will expire. If fewer than all the Debentures are to be redeemed, the Redemption Notice shall identify the Debentures to be redeemed (including CUSIP, ISIN or similar numbers, if any).

In case any Debenture is to be redeemed in part only, the Redemption Notice shall state the portion of the Original Principal Amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Debenture, a new Debenture or Debentures in Original Principal Amount equal to the unredeemed portion thereof will be issued.

         (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate Redemption Price; provided that if such payment is made on the Redemption Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any Paying Agent pursuant to this Section 3.02(c) in excess of amounts required hereunder to pay the Redemption Price. Subject to the last sentence of Section 8.05, if any Debenture called for redemption is converted pursuant hereto prior to such Redemption Date, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five
(45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate Original Principal Amount of Debentures to be redeemed.

         (d) If less than all of the outstanding Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof of the Global Debenture or the Debentures in certificated form to be redeemed (in Original Principal Amounts of $1,000 or integral multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Debenture selected for partial redemption is submitted for conversion in part after such selection, the portion of such Debenture submitted for conversion shall be deemed (so far as may be possible) to be from the portion selected for redemption. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is submitted for conversion in part before the mailing of the Redemption Notice.

         Upon any redemption of less than all of the outstanding Debentures, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Debentures as are unconverted and outstanding at the time of redemption, treat as outstanding any Debentures surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a

Redemption Notice and may (but need not) treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

         Section 3.03. Payment of Debentures Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, and on and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price). Interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue and the principal amount of the Debentures will cease to accrete on and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price) and after the close of business on the second Business Day immediately preceding the Redemption Date, such Debentures shall cease to be convertible into Common Stock and, except as provided in Section 8.05, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the Redemption Price thereof. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that if the applicable Redemption Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for redemption on such date.

         Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in Original Principal Amount equal to the unredeemed portion of the Debentures so presented.

         Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any Redemption Notice during the continuance of a default in payment of Interest on the Debentures. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Debenture, compounded semi-annually, and such Debenture shall remain convertible into Common Stock, cash or a combination of cash and Common Stock until the Accreted Principal Amount and Interest shall have been paid or duly provided for. The Company will notify all of the holders if the Company redeems any of the Debentures.

         Section 3.04. [Reserved].

         Section 3.05. Repurchase of Debentures by the Company at Option of Holders upon a Fundamental Change.

         (a) If a Fundamental Change shall occur at any time prior to Stated Maturity, each holder shall have the right, at such holder's option, to require the Company to repurchase for cash any or all of such holder's Debentures, or any portion of the Original Principal Amount thereof that is equal to $1,000 or an integral multiple of $1,000, on the date specified in the Fundamental Change Repurchase Notice, which date shall be no more than thirty
(30) days after the date of the Fundamental Change Repurchase Notice (subject to extension to comply with applicable law) (the "FUNDAMENTAL CHANGE REPURCHASE DATE"). The Company shall repurchase such Debentures at a price (the "FUNDAMENTAL CHANGE REPURCHASE PRICE") equal to 100% of the Accreted Principal Amount thereof plus any accrued and unpaid Interest to but excluding the Fundamental Change Repurchase Date; provided that if the applicable Fundamental Change Repurchase Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for repurchase on such date.

         (b) On or before the thirtieth (30th) day after the occurrence of a Fundamental Change, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "FUNDAMENTAL CHANGE REPURCHASE NOTICE") of the occurrence of such Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof to each holder of Debentures at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Fundamental Change to the Trustee and Paying Agent, if other than the Trustee, at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Fundamental Change Repurchase Notice shall state, among other things:

                  (i)      the events causing the Fundamental Change;

                  (ii)     the date of the Fundamental Change;

                  (iii) the last date on which a holder may exercise the repurchase right;

                  (iv) the Fundamental Change Repurchase Price, excluding accrued and unpaid Interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of Interest that will be payable with respect to the Debentures on the Fundamental Change Repurchase Date;

                  (v)      the Fundamental Change Repurchase Date;

                  (vi) the name and address of the Paying Agent and the Conversion Agent;

                  (vii) that Debentures as to which a Fundamental Change Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                  (viii) that the holder shall have the right to withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (or any such later time as may be required by applicable law);

                  (ix) a description of the procedures which a Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                  (x) the CUSIP, ISIN or similar number or numbers of the Debentures (if then generally in use); and

                  (xi)     briefly, the conversion rights of the Debentures.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.05.

         (c) Debentures shall be repurchased pursuant to this Section 3.05 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "FUNDAMENTAL CHANGE REPURCHASE ELECTION") in the form set forth on the reverse of the Debenture at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (subject to extension to comply with applicable law) stating:

                           (A) if certificated, the certificate numbers of the Debentures which the holder shall deliver to be repurchased;

                           (B) the portion of the Original Principal Amount of the Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                           (C) that such Debentures shall be repurchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Debentures and in the Indenture; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Fundamental Change Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company), such delivery or transfer being a condition to receipt by the holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 3.05 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If the Debentures are not in certificated form, holders must provide notice of their election in accordance with the appropriate procedures of the Depositary.

         Section 3.06. Repurchase of Debentures by the Company at Option of Holders on Specified Dates.

         (a)      On each of June 15, 2011, December 15, 2014, June 15, 2019,
December 15, 2024 and June 15, 2029 (each, a "COMPANY REPURCHASE DATE"), each holder shall have the right, at such holder's option, to require the Company to repurchase for cash all of such holder's Debentures, or any portion of the Original Principal Amount thereof that is an integral multiple of $1,000. The Company shall repurchase such Debentures at a price (the "COMPANY REPURCHASE PRICE") equal to 100% of the Accreted Principal Amount thereof plus any accrued and unpaid Interest to but excluding the Company Repurchase Date; provided that if the applicable Company Repurchase Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for repurchase on such date.

         (b) On or before the twentieth (20th) Business Day prior to each Company Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "COMPANY REPURCHASE NOTICE") to each holder of Debentures at its last address as the same appears on the Debenture Register, and to beneficial owners as required by applicable law; provided that if the Company shall give such notice, it shall also give written notice to the Trustee and Paying Agent, if other than the Trustee, at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Company Repurchase Notice shall state, among other things:

                  (i) the Company Repurchase Price, excluding accrued and unpaid Interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of Interest that will be payable with respect to the Debentures on the Company Repurchase Date;

                  (ii)     the Company Repurchase Date;

                  (iii) the last date on which a holder may exercise the repurchase right;

                  (iv) the name and address of the Paying Agent and the Conversion Agent;

                  (v) that Debentures as to which a Company Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                  (vi) that the holder shall have the right to withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Company Repurchase Date (or any such later time as may be required by applicable law);

                  (vii) a description of the procedures which a Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                  (viii) the CUSIP, ISIN or similar number or numbers of the Debentures (if then generally in use); and

                  (ix)     briefly, the conversion rights of the Debentures.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.06.

         (c) Debentures shall be repurchased pursuant to this Section 3.06 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "COMPANY REPURCHASE ELECTION") in the form set forth on the reverse of the Debenture at any time from the opening of business on the 20th Business Day preceding the Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date stating:

                           (A) if certificated, the certificate numbers of the Debentures which the holder shall deliver to be repurchased;

                           (B) the portion of the Original Principal Amount of the Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                           (C) that such Debentures shall be repurchased as of the Company Repurchase Date pursuant to the terms and conditions specified in the Debentures and in the Indenture; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Company Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company), such delivery or transfer being a condition to receipt by the holder of the Company Repurchase Price therefor; provided that such Company Repurchase Price shall be so paid pursuant to this Section
         3.06 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Company Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If the Debentures are not in certificated form, holders must provide notice of their election in accordance with the appropriate procedures of the Depositary.

         Section 3.07. [Reserved].

         Section 3.08. Conditions and Procedures for Repurchase at Option of Holders.

         (a) The Company shall repurchase from the holder thereof, pursuant to Section 3.05 or Section 3.06, a portion of a Debenture, if the Original Principal Amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Debenture also apply to the repurchase of such portion of such Debenture. Upon presentation of any Debenture repurchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of any authorized denomination, in aggregate Original Principal Amount equal to the portion of the Debentures presented not repurchased.

         (b) On or prior to a Repurchase Date, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in
Section 5.04) an amount of money sufficient to repurchase on the Repurchase Date all the Debentures or portions thereof to be repurchased on such date at the Repurchase Price; provided that if such deposit is made on the Repurchase Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

         If the Trustee or other Paying Agent appointed by the Company, or the Company or an Affiliate of the Company, if it or such Affiliate is acting as the Paying Agent, holds money sufficient to pay the aggregate Repurchase Price of all the Debentures or portions thereof that are to be repurchased on the day immediately preceding the Repurchase Date, then, on and after such Repurchase Date (i) such Debentures will cease to be outstanding, (ii) Interest on such Debentures will cease to accrue, (iii) the principal will cease to accrete (whether or not book-entry transfer of the Debentures has been made or the Debentures have been delivered to the Trustee or Paying Agent) and (iv) all other rights of the holders of such Debentures will terminate (other than the right to receive the Repurchase Price upon transfer or delivery of the Debentures).

         (c) Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of a Repurchase Election, the holder of the Debenture in respect of which such Repurchase Election was given shall (unless such notice is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Debenture. Such Repurchase Price shall be paid to such holder, subject to receipt of funds and/or Debentures by the Trustee (or other Paying Agent appointed by the Company), promptly (but in no event more than five (5) Business Days) following the later of (x) the Repurchase Date with respect to such Debenture (provided the holder has satisfied the conditions in Section 3.05(c) or Section 3.06(c), as applicable) and (y) the time of book-entry transfer or delivery of such Debenture to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by
Section 3.05(c) or

Section 3.06(c), as applicable. Debentures in respect of which a Repurchase Election has been given by the holder thereof may not be converted pursuant to
Article 15 hereof on or after the date of the delivery of such Repurchase Election unless such notice has first been validly withdrawn.

         (d) Notwithstanding anything herein to the contrary, any holder delivering to the office of the Trustee (or other Paying Agent appointed by the Company) a Repurchase Election shall have the right to withdraw such election, in whole or in part, at any time prior to the close of business on the Business Day preceding the Repurchase Date (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Trustee (or other Paying Agent appointed by the Company) specifying:

                  (i) the Original Principal Amount of the Debenture with respect to which such notice of withdrawal is being submitted, and

                  (ii) the certificate number, if any, of the Debenture in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Debenture in respect of which such notice of withdrawal is being submitted is represented by a Global Debenture,

                  (iii) the Original Principal Amount, if any, of such Debenture which remains subject to the original Repurchase Election and which has been or will be delivered for repurchase by the Company.

         If the Debentures are not in certificated form, holders must provide notice of their withdrawal in accordance with the appropriate procedures of the Depositary.

         The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Election or written notice of withdrawal thereof.

         (e) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Debentures in the event of a Fundamental Change or on any Company Repurchase Date. If then required by applicable rules, the Company will file a Schedule TO or any other schedule required in connection with any offer by the Company to repurchase Debentures.

         (f)      There shall be no repurchase of any Debentures pursuant to
Section 3.05 or Section 3.06 if there has occurred at any time prior to, and is continuing on, the Repurchase Date an Event of Default (other than an Event of Default that is cured by the payment of the Repurchase Price with respect to such Debentures). The Paying Agent will promptly return to the respective holders thereof any Debentures (x) with respect to which a Repurchase Election has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an

Event of Default (other than a default in the payment of the Repurchase Price with respect to such Debentures) in which case, upon such return, the Repurchase Election with respect thereto shall be deemed to have been withdrawn.

         (g) The Trustee (or other Paying Agent appointed by the Company) shall return to the Company any cash that remains unclaimed as provided in
Section 13.03, together with interest, if any, thereon, held by them for the payment of the Repurchase Price; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.08(b) exceeds the aggregate Repurchase Price of the Debentures or portions thereof which the Company is obligated to purchase as of the Repurchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company together with interest, if any, thereon.

         (h) In the case of a reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance to which Section
15.06 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive cash, securities or other property, which includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such cash, securities or other property (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Debentures to cause the Company to repurchase the Debentures following a Fundamental Change, including without limitation the applicable provisions of this Article 3 and the definition of Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company (in lieu of the Company).

                                    ARTICLE 4
                               CONTINGENT INTEREST

         Section 4.01. Contingent Interest. Additional interest ("CONTINGENT INTEREST") will accrue on each Debenture during a Contingent Interest Period, beginning with the Contingent Interest Period commencing on June 20, 2011, if the average Trading Price of the Debentures during the Applicable Five-Day Trading Period immediately preceding the first day of the applicable Contingent Interest Period equals or exceeds 130% of the Accreted Principal Amount of the Debentures. On any Interest Payment Date when Contingent Interest shall be payable, the amount of Contingent Interest payable with respect to the Contingent Interest Period per $1,000 Original Principal Amount of Debentures shall equal 0.125% of the average Trading Price during the Applicable Five-Day Trading Period with respect to such Contingent Interest Period.

         The Trustee's sole responsibility pursuant to this Section 4.01 shall be to obtain the bids for determining the Trading Price of the Debentures for each Trading Day during the Applicable Five-Day Trading Period and to provide such information to the Company, to the extent that the Trustee is then the Bid Solicitation Agent. The Company shall determine the Trading Price and whether holders are entitled to receive Contingent Interest, and if so, provide notice pursuant to Section 4.03. Notwithstanding any term contained in this Indenture or any other document to the contrary, the Trustee shall have no responsibilities, duties or obligations for or with respect to (i) determining whether the Company must pay Contingent Interest or (ii) determining the amount of Contingent Interest, if any, payable by the Company.

         Section 4.02. Payment of Contingent Interest. Contingent Interest for any Contingent Interest Period shall be paid on the immediately succeeding Interest Payment Date to the Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture Register at the close of business on the corresponding Regular Record Date. Contingent Interest due under this Article 4 shall be treated for all purposes of this Indenture like any other interest accruing on the Debentures.

         Section 4.03. Contingent Interest Notification.

         (a) As soon as practicable following the first Business Day of a Contingent Interest Period for which Contingent Interest will be payable pursuant to Section 4.01, the Company shall issue a press release stating that Contingent Interest will be paid on the Debentures and identifying such Contingent Interest Period and publish the information on its website on the World Wide Web.

         (b) On any Interest Payment Date on which Contingent Interest is payable pursuant to this Article 4, the Company shall deliver notice to the Trustee, issue a press release stating the amount of such Contingent Interest and setting the forth the manner in which such amount was calculated and publish such information on its website on the World Wide Web.

                                    ARTICLE 5
                       PARTICULAR COVENANTS OF THE COMPANY

         Section 5.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the Accreted Principal Amount of (including any Redemption Price or Repurchase Price pursuant to Article 3) and Interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures.

         Section 5.02. Maintenance of Office or Agency. The Company will maintain an office or agency in such cities as it shall determine, the Debentures may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate co-registrars and one or more offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as Paying Agent, Debenture Registrar, Custodian, Bid Solicitation Agent and Conversion Agent, and each of the Corporate Trust Office and the office of agency of the Trustee shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Debenture Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Debentures it can identify from its records.

         Section 5.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 5.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the Accreted Principal Amount of or Interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the Accreted Principal Amount of or Interest on the Debentures when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

         The Company shall, on or before each due date of the Accreted Principal Amount of or Interest on the Debentures, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such Accreted Principal Amount or Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m., New York City time, on such date.

         (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the Accreted Principal Amount of or Interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such Accreted Principal Amount or Interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the Accreted Principal Amount of or Interest on the Debentures when the same shall become due and payable.

         (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to Sections 13.02 and 13.03.

         The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

         Section 5.05. Existence. Subject to Article 12, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

         Section 5.06. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Debentures or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Debentures or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Debentures or such Common Stock and it will take such further action as any holder or beneficial holder of such Debentures or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Debentures or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Debentures or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         Section 5.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Accreted Principal Amount of or Interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.08. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company (which fiscal year of the Company is presently the twelve calendar months ending December 31), a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

         The Company will deliver to the Trustee, promptly upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 5.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

         Section 5.09. Additional Amounts Notice. In the event that the Company is required to pay Additional Amounts to holders of Debentures pursuant to the Registration Rights Agreement, the Company will provide written notice ("ADDITIONAL AMOUNTS NOTICE") to the Trustee of its obligation to pay Additional Amounts no later than fifteen (15) days prior to the proposed payment date for the Additional Amounts, and the Additional Amounts Notice shall set forth the amount of Additional Amounts to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Additional Amounts, or with respect to the nature, extent or calculation of the amount of Additional Amounts when made, or with respect to the method employed in such calculation of the Additional Amounts.

         Section 5.10. Contingent Debt Tax Treatment. The Company agrees and, by acceptance of a Debenture, each beneficial holder of a Debenture will be deemed to have agreed to treat the Debentures as indebtedness of the Company for U.S. federal income tax purposes that are subject to the regulations governing contingent payment debt instruments and to be bound (in the absence of an administrative determination or judicial ruling to the contrary) by the Company's determination of the comparable yield and projected payment schedule within the meaning of the regulations governing contingent payment debt instruments. A holder of Debentures may obtain the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule for the

Debentures, determined by the Company pursuant to Treas. Reg. Sec. 1.1275-4, by submitting a written request for it to the Company at the following address:
Kellwood Company, 600 Kellwood Parkway, Chesterfield, Missouri 63017, Attention:
Treasurer.

         Section 5.11. Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of Tax Original Issue Discount (including daily rates and accrual periods) accrued on outstanding Debentures as of the end of such year and (ii) such other specific information relating to such Tax Original Issue Discount as may then be required under the Internal Revenue Code of 1986, as amended from time to time, or the Treasury regulations promulgated thereunder.

                                    ARTICLE 6
       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         Section 6.01. Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each June 1 and December 1 in each year beginning with December 1, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Debenture Registrar.

         Section 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 6.01 or maintained by the Trustee in its capacity as Debenture Registrar or co-registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

         (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

         Section 6.03. Reports by Trustee. (a) Within sixty (60) days after December 15 of each year commencing with the year 2004, the Trustee shall transmit to holders of Debentures such reports dated as of December 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

         (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each stock exchange and automated quotation system upon which the Debentures are listed and with the Company. The Company will promptly notify the Trustee in writing when the Debentures are listed on any stock exchange or automated quotation system or delisted therefrom.

         Section 6.04. Reports by Company. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Debentures are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                    ARTICLE 7
       REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

         Section 7.01. Events of Default. In case one or more of the following events (each, an "EVENT OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of the Accreted Principal Amount of any of the Debentures as and when the same shall become due and payable either at Stated Maturity or in connection with any redemption or repurchase, in each case pursuant to Article 3, or otherwise; or

         (b) default in the payment of any installment of Interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days; or

         (c) failure to provide notice of the occurrence of a Fundamental Change on a timely basis as required by Section 3.05; or

         (d) default in the Company's obligation to convert the Debentures into Common Stock, cash or a combination of cash and Common Stock upon the exercise of a holder's rights pursuant to Article 15 and continuation of such default for a period of ten (10) days; or

         (e) default in the Company's obligation to repurchase the Debentures at the option of a holder upon a Fundamental Change pursuant to
Section 3.05 or on specified dates pursuant to Section 3.06; or

         (f) default in the Company's obligation to redeem the Debentures after it has exercised its option to redeem; or

         (g) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.01 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate Original Principal Amount of the Debentures at the time outstanding determined in accordance with Section 9.04; or

         (h) default with respect to the Company's or any of its Subsidiaries' indebtedness having a principal amount then outstanding, individually or in the aggregate, of at least $25.0 million, whether such indebtedness now exists or is hereafter incurred, which default or defaults:

                  (i) shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (ii) shall constitute the failure to pay such indebtedness at the final stated maturity thereof (after expiration of any applicable grace period); or

         (i) rendering of any final judgment or judgments for the payment of money in excess of $25.0 million against the Company (to the extent not coverted by insurance as to which the insurer does not dispute coverage) that is not discharged for any period of sixty (60) consecutive days during which a stay of enforcement shall not be in effect; or

         (j) commencement by the Company of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, or consent by the Company to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or general assignment by the Company for the benefit of creditors, or failure of the Company generally to pay its debts as they become due; or

         (k) commencement of an involuntary case or other proceeding against the Company seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty
(60) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.01(j) or 7.01(k)), unless the Accreted Principal Amount of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate Original Principal Amount of the Debentures then outstanding hereunder determined in accordance with Section 9.04, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the Accreted Principal Amount of all the Debentures and the Interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. If an Event of Default specified in
Section 7.01(j) or 7.01(k) occurs, the Accreted Principal Amount of all the Debentures and the Interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the Accreted Principal Amount of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of Interest upon all Debentures and the Accreted Principal Amount of any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of Interest (to the extent that payment of such interest is enforceable under applicable law) and on such Accreted Principal Amount at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.06, and if any and all defaults under this Indenture, other than the nonpayment of Accreted Principal Amount of and accrued Interest on Debentures which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.07, then and in every such case the holders of a majority in aggregate Original Principal Amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures, and the Trustee shall continue as though no such proceeding had been taken.

         Section 7.02. Payments of Debentures on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of Interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the Accreted Principal Amount of any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures or in connection with any redemption, repurchase, acceleration, declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for Accreted Principal Amount or Interest, as the case may be, with interest upon the overdue Accreted Principal Amount and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of Interest at the rate borne by the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 8.06. Until such demand by the Trustee, the Company may pay the Accreted Principal Amount of and Interest on the Debentures to the registered holders, whether or not the Debentures are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the Accreted Principal Amount of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the Accreted Principal Amount and Interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

         Section 7.03. Application of Monies Collected by Trustee. Any monies or other property collected by the Trustee pursuant to this Article 7, or any monies or other property otherwise distributable in respect of the Company's obligations under this Indenture, shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         FIRST: To the payment of all amounts due the Trustee (including any predecessor Trustee) under Section 8.06;

         SECOND: In case the Accreted Principal Amount of the outstanding Debentures shall not have become due and be unpaid, to the payment of Interest on the Debentures in default in the order of the maturity of the installments of such Interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of Interest at the rate borne by the Debentures, such payments to be made ratably to the Persons entitled thereto;

         THIRD: In case the Accreted Principal Amount of the outstanding Debentures shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Debentures for Accreted Principal Amount and Interest, with interest on the overdue Accreted Principal Amount and (to the extent that such interest has been collected by the Trustee) upon overdue installments of Interest at the rate borne by the Debentures, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such Accreted Principal Amount and Interest without preference or priority of the Accreted Principal Amount over Interest, or of Interest over the Accreted Principal Amount, or of any installment of Interest over any other installment of Interest, or of any Debenture over any other Debenture, ratably to the aggregate of such Accreted Principal Amount and accrued and unpaid Interest; and

         FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 7.04. Proceedings by Debentureholder. No holder of any Debenture shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate Original Principal Amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 7.04, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the Accreted Principal Amount of (including any Redemption Price or Repurchase Price pursuant to Article 3) and accrued Interest on such Debenture on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

         Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

         Section 7.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 7.06. Remedies Cumulative and Continuing. Except as provided in
Section 2.06, all powers and remedies given by this Article 7 to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 7.04, every power and remedy given by this Article 7 or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

         Section 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. Upon provision of indemnity reasonably satisfactory to the Trustee, the holders of a majority in aggregate Original Principal Amount of the Debentures at the time outstanding determined in accordance with Section 9.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture,
(b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Debentureholders to the detriment of other Debentureholders. The holders of a majority in aggregate Original Principal Amount of the Debentures at the time outstanding determined in accordance with Section 9.04 may, on behalf of the holders of all of the Debentures, waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of Interest on, or the Accreted Principal Amount of, the Debentures, (ii) a failure by the Company to convert any Debentures into Common Stock, cash or a combination of cash and Common Stock of the Company, (iii) a default in the payment of the Redemption Price pursuant to Section 3.03, (iv) a default in the payment of the Fundamental Change Repurchase Price pursuant to Section 3.05 or Company

Repurchase Price pursuant to Section 3.06 or (v) a default in respect of a covenant or provision hereof which under Article 11 cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 7.08. Notice of Defaults. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Debentureholders, as the names and addresses of such holders appear upon the Debenture Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the Accreted Principal Amount of or Interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders. For the purpose of this Section 7.08, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         Section 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this
Section 7.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in Original Principal Amount of the Debentures at the time outstanding determined in accordance with Section 9.04, or to any suit instituted by any Debentureholder for the enforcement of the payment of the Accreted Principal Amount of or Interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article 15.

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

                                    ARTICLE 8
                                   THE TRUSTEE

         Section 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in Original Principal Amount of the Debentures at the time outstanding determined as provided in
Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

         (d) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-registrar with respect to the Debentures; and

         (e) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

         The Trustee shall not be deemed to have knowledge or notice of any default (as defined in Section 7.08) or Event of Default hereunder unless a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notice of such default or Event of Default from the Company or the holders of at least 10% in aggregate Original Principal Amount of the Debentures and such notice refers to such default or Event of Default, the Debentures and the Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 8.01.

         Section 8.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.01:

         (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

         (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

         (j) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action which it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

         Section 8.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 8.04. Trustee, Paying Agents, Bid Solicitation Agents, Conversion Agents or Registrar May Own Debentures. The Trustee, any Paying Agent, any Bid Solicitation Agent, any Conversion Agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, Paying Agent, Bid Solicitation Agent, Conversion Agent or Debenture Registrar.

         Section 8.05. Monies to Be Held in Trust. Subject to the provisions of
Section 13.03, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

         Section 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses (including reasonable attorneys' fees and expenses) of defending themselves against any claim (whether asserted by the Company, any holder or any other

Person) of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this
Section 8.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses (including reasonable attorneys' fees and expenses), disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The obligation of the Company under this Section shall survive the resignation or removal of the Trustee and the satisfaction and discharge or termination of this Indenture.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.01(j) or Section 7.01(k) with respect to the Company occurs, the expenses (including reasonable attorneys' fees and expenses) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 8.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 8.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 8.10. Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Debentures. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Debentureholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)      In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with Section 8.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Debentureholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate Original Principal Amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Debentureholder, or if such Trustee so removed or any Debentureholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

         Section 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Debentures, to secure any amounts then due it pursuant to the provisions of Section 8.06.

         No successor trustee shall accept appointment as provided in this
Section 8.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 8.08 and be eligible under the provisions of Section 8.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company (or the former trustee, at the written direction and the expense of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.12. Succession by Merger. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any Person succeeding to all or substantially all of the corporate trust business of the Trustee, such Person shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Debentures in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Debentures or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 8.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                    ARTICLE 9
                              THE DEBENTUREHOLDERS

         Section 9.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate Original Principal Amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by

Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article 10, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

         Section 9.02. Proof of Execution by Debentureholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Debentureholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture Registrar.

         The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.06.

         Section 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat it as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the Accreted Principal Amount of and Interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

         Section 9.04. Company-owned Debentures Disregarded. In determining whether the holders of the requisite aggregate Original Principal Amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or any Affiliate of the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures which a Responsible Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any such determination.

         Section 9.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate Original Principal Amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                   ARTICLE 10
                          MEETINGS OF DEBENTUREHOLDERS

         Section 10.01. Purpose of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this
Article 10 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article 7;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8;

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                  (3)      to consent to the execution of an indenture or
         indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate Original Principal Amount of the Debentures under any other provision of this Indenture or under applicable law.

         Section 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.01, shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 10.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate Original Principal Amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

         Section 10.04. Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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         Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in Original Principal Amount of the Debentures represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.04, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 Original Principal Amount of Debentures held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
10.02 or 10.03 may be adjourned from time to time by the holders of a majority of the aggregate Original Principal Amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 10.06. Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the outstanding Original Principal Amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section
10.02. The record shall show the Original Principal Amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of

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the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 10.07. No Delay of Rights by Meeting. Nothing contained in this
Article 10 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE 11
                             SUPPLEMENTAL INDENTURES

         Section 11.01. Supplemental Indentures Without Consent of Debentureholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 15.06 or the repurchase obligations of the Company pursuant to the requirements of Section 3.08(h).

         (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

         (c) to evidence the assumption by a successor Person of the obligations of the Company pursuant to Article 12;

         (d) to add to the covenants of the Company such further covenants for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

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

         (e)      to establish the forms or terms of the Debentures;

         (f) to cure any ambiguity or correct any error in this Indenture, so long as such action will not adversely affect the interests of holders, provided that any such amendment made solely to conform the provisions of this Indenture to the description of the Debentures in the offering memorandum relating to the Debentures will be deemed not to adversely affect the interests of holders;

         (g) to evidence the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures;

         (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify or maintain the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted; or

         (i) make other changes to the Indenture or forms or terms of the Debentures, provided no such change individually or in the aggregate with all other such changes has or will have a material adverse effect on the interests of the Debentureholders.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.02.

         Notwithstanding any other provision of the Indenture or the Debentures, the Registration Rights Agreement and the obligation to pay Additional Amounts thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

         Section 11.02. Supplemental Indenture with Consent of Debentureholders. With the consent (evidenced as provided in Article 9) of the holders of at least a majority in aggregate Original Principal Amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the

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

purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the time for payment of Interest thereon, or reduce the Accreted Principal Amount thereof or the accretion rate on the debentures, or reduce any amount payable on redemption or repurchase thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the Accreted Principal Amount thereof or Interest thereon payable in any coin or currency other than that provided in the Debentures, or affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to the holders of Debentures, or affect the obligation of the Company to repurchase any Debenture upon the happening of a Fundamental Change in a manner adverse to the holders of Debentures, or affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to the holders of Debentures, or impair the right to convert the Debentures into Common Stock, cash or a combination of cash and Common Stock subject to the terms set forth herein, including Section 15.06, or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case, without the consent of the holder of each Debenture so affected, or modify any of the provisions of this Section 11.02 or Section 7.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or reduce the quorum or voting requirements set forth in Article 10 or (ii) reduce the aforesaid percentage in Original Principal Amount of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Debentureholders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 11 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
11.03 shall

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

not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 11.04. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 11 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

         Section 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11 and is otherwise authorized or permitted by this Indenture.

                                   ARTICLE 12
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 12.01. Company May Consolidate on Certain Terms. Subject to the provisions of Section 12.02, the Company shall not consolidate with or merge with or into any other Person or Persons (whether or not affiliated with the Company), nor shall the Company or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company sell, convey, transfer or lease the property and assets of the Company substantially as

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an entirety, to any other Person (whether or not affiliated with the Company), unless: (i) the Company is the surviving Person, or the resulting, surviving or transferee Person, if other than the Company, is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the Accreted Principal Amount of and Interest on all of the Debentures, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.06; and (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or passage of time or both, would become an Event of Default, shall have happened and be continuing.

         Section 12.02. Successor to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the Accreted Principal Amount of and Interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Kellwood Company any or all of the Debentures, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Person named as the "COMPANY" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 12 may be dissolved, wound up and liquidated at any time thereafter and such Person shall

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

be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         Section 12.03. Opinion of Counsel to Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article 12.

                                   ARTICLE 13
                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 13.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable and the Company shall deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04), in trust, funds sufficient to pay all amounts due and owing on Debentures (other than any Debentures that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of Accreted Principal Amount of and Interest on the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder, including those pursuant to Section 8.06), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

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         Section 13.02. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 13.03. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the Accreted Principal Amount of or Interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the Accreted Principal Amount of or Interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

                                   ARTICLE 14
         IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

         Section 14.01. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the Accreted Principal Amount of or Interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

                                   ARTICLE 15
                            CONVERSION OF DEBENTURES

         Section 15.01. Right to Convert. (a) Subject to and upon compliance with the provisions of this Indenture, at any time prior to the close of business on June 15, 2034, the holder of any Debenture shall have the right, at such holder's option, to convert each $1,000 Original Principal Amount of the Debentures and integral multiples thereof, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such

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time, subject to Section 15.01(d) and subject to the Company's ability to elect to deliver cash or a combination of cash and Common Stock in lieu of Common Stock pursuant to Section 15.03, by surrender of the Debenture so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 15.01 and in the manner provided in
Section 15.02. The Debentures shall be convertible only during the following periods upon the occurrence of one of the following events:

                  (i) (A) during any fiscal quarter commencing after July 31, 2004, if the Last Reported Sale Price for the Common Stock for at least twenty (20) Trading Days during the period of thirty (30) consecutive Trading Days ending on the last Trading Day of the preceding fiscal quarter is greater than or equal to 131.30% of the Conversion Price on such last Trading Day; provided that once such threshold is met, the Debenture will thereafter be convertible at any time at the option of the holder, through the Stated Maturity;

                  (ii) in the event that the Company calls any or all of the Debentures for redemption, at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date after which time the right to convert such Debentures will expire, unless the Company fails to pay the Redemption Price; provided that only those Debentures that are called for redemption may be converted following such an event;

                  (iii) during the five (5) Business Day period after any five (5) consecutive Trading Day period in which the Trading Price per Debenture, as determined following a request by a holder in accordance with the procedures described below, for each day of that period is less than 98% of the product of the Conversion Rate and the Last Reported Sale Price of the Common Stock for each day during such period; provided that if, on the date of any conversion pursuant to this Section 15.01(a)(iii), that is on or after June 15, 2029, the Last Reported Sale Price of the Common Stock is greater than the Conversion Price but less than 131.30% thereof, then the holders of Debentures surrendered for conversion will receive, in lieu of Common Stock based on the Conversion Rate, an amount in cash, shares of Common Stock, or a combination thereof, equal to the Accreted Principal Amount of the Debentures converted, plus accrued and unpaid Interest, to but excluding the Conversion Date (a "PRINCIPAL VALUE CONVERSION"). Any Common Stock delivered upon a Principal Value Conversion will be valued at the average of the Last Reported Sale Prices of Common Stock for a five Trading Day period starting on the third Trading Day following the Conversion Date; or

                  (iv)     as provided in Section (b) of this Section 15.01.

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

         In connection with any conversion pursuant to Section 15.01(a)(iii), the Trustee shall have no obligation to obtain the bids necessary for the Company to determine the Trading Price of the Debentures unless the Company has requested it to do so, and the Company shall have no obligation to make such request unless a holder provides the Company with reasonable evidence that the Trading Price per Debenture is less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate. At such time, the Company will instruct the Trustee to obtain the bids (in the manner described in the definition of Trading Price) beginning on the next Trading Day and on each successive Trading Day until the Trading Price per Debenture is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

         The Company or its designated agent shall determine on a daily basis during the time period specified in Section 15.01(a)(i) and 15.01(a)(iii) whether the Debentures shall be convertible as a result of the occurrence of an event specified in clause (i) or (iii) above and, if the Debentures shall be so convertible, the Company shall promptly deliver to the Trustee (or other Conversion Agent appointed by the Company) written notice thereof. Whenever the Debentures shall become convertible pursuant to this Section 15.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 16.02, and the Company shall also publicly announce such information by publication on the Company's Web site or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

         The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to Section 15.01(a) hereof, and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 15.01; provided, however, that nothing herein shall be construed to relieve the Trustee of its duties pursuant to Section 15.01(a) hereof.

         (b)      In addition, if:

                  (i) (A) the Company distributes to all holders of Common Stock rights or warrants entitling them to subscribe for or purchase (for a period expiring within 45 days of the date of the distribution) shares of Common Stock at less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date of the distribution, or (B) the Company distributes to all holders of Common Stock, assets, debt securities or rights to purchase securities of the Company, which distribution has a per share value as determined by the Board of Directors and set forth in a Board Resolution exceeding 10% of the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, then, in either case, the Debentures may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than 20 Business Days prior to the Ex-Dividend Date for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Date or the date the Company publicly announces that such distribution will not take place; provided that no holder may exercise this right to convert if the holder will otherwise participate in such distribution without conversion;

                  (ii) the Company consolidates with or merges with or into another Person, is a party to a binding share exchange or transfers all or substantially all of its assets, in each case pursuant to which the Common Stock is converted into (A) cash or property other than securities, or (B) cash, securities or other property, provided that in the case of clause (B), such transaction also constitutes a Fundamental Change, then the Debentures may be surrendered for conversion at any time from and after the date which is fifteen (15) days prior to the anticipated effective date of the transaction until and including the date which is fifteen (15) days after the actual effective date ("EFFECTIVE DATE") of the transaction (or if such consolidation, merger, share exchange or transfer also constitutes a Fundamental Change, until the Fundamental Change Repurchase Date corresponding to such Fundamental Change). The Board of Directors shall determine the anticipated Effective Date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company by publication on its Web site or through such other public medium as it may use at that time not later than two (2) Business Days prior to such 15th day;

         (c) A Debenture in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to
Section 3.05 or repurchase pursuant to Section 3.06 may be converted only if such holder withdraws its election in accordance with Section 3.08(d). A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted his Debentures into Common Stock, and only to the extent such Debentures are deemed to have been converted to Common Stock under this Article 15.

         (d) If a Debentureholder elects to convert its debentures in connection with a specified corporate transaction pursuant to Section 15.01(b) that occurs prior to June 15, 2011, and the corporate transaction also constitutes a Fundamental Change, such Debentureholder will be entitled to receive, in addition to a number of shares of Common Stock equal to the Conversion Rate per $1,000 Original Principal Amount of Debentures, an additional number of shares of Common Stock (the "ADDITIONAL SHARES") as described below, subject in each case to the Company's payment elections as described in Section 15.03; provided that if the Stock Price is equal to or greater than $125.00 or less than $41.04 (subject in each case to adjustment as described below), the number of Additional Shares shall be zero.

         The number of Additional Shares will be determined by reference to the table attached as Schedule A hereto, based on the Effective Date and the Stock Price; provided that if the Stock Price is between two Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year.

         The Stock Prices set forth in the first row of the table in Schedule A hereto and set forth in the paragraph (d) above will be adjusted as of any date on which the Conversion Rate of the Debentures is adjusted. The adjusted Stock Prices will equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares will be adjusted in the same manner as the Conversion Rate as set forth Section 15.05.

         Notwithstanding the foregoing, in no event will the total number of shares of Common Stock issuable upon conversion exceed 24.3665 per $1,000 Original Principal Amount of Debentures, subject to adjustments in the same manner as the Conversion Rate as set forth in Section 15.05.

         Section 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Debenture in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Debenture with the original or facsimile of the form entitled "FORM OF CONVERSION NOTICE" on the reverse thereof, duly completed and manually signed, together with such Debentures duly endorsed for transfer, accompanied by the funds, if any, required by this Section 15.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and to whom the cash payable on such conversion shall be delivered, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 15.07.

         In order to exercise the conversion privilege with respect to any interest in a Global Debenture, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Debenture, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this Section 15.02 and any transfer taxes if required pursuant to Section 15.07.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, but no later than the fifth Business Day after the Conversion Date (as defined below), subject to Section 15.03 hereof and subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture or Debentures (or portion thereof) so converted), the Company shall issue and shall deliver through the Conversion Agent to such Debentureholder at the office or agency maintained by the Company for such purpose pursuant to Section 5.02, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof as determined by the Company in accordance with the provisions of this Article 15, or if the Common Stock is eligible for transfer through The Depository Trust Company, the Company shall make a book-entry transfer of such number of shares of Common Stock through The Depository Trust Company, and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section 15.03. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Debenture so surrendered, without charge to him, a new Debenture or Debentures in authorized denominations in an aggregate Original Principal Amount equal to the unconverted portion of the surrendered Debenture.

         Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 15.02 have been satisfied as to such Debenture (or portion thereof) (such date, the "CONVERSION DATE"), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Debenture shall be surrendered.

         Any Debenture or portion thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the immediately following Interest Payment Date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable

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

on such Interest Payment Date on the Original Principal Amount being converted; provided that no such payment need be made (1) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the Business Day immediately following the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is after a Regular Record Date and prior to the next Interest Payment Date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Debenture. Except as provided above in this Section 15.02, no payment or other adjustment shall be made for Interest accrued on any Debenture converted (other than the payment of Additional Amounts, if any) or for dividends on any shares issued upon the conversion of such Debenture as provided in this Article 15.

         Upon the conversion of an interest in a Global Debenture, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Debenture as to the reduction in the Original Principal Amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any Conversion Agent other than the Trustee.

         Upon the conversion of a Debenture, that portion of the accrued but unpaid Interest with respect to the converted Debenture shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any in lieu of fractional shares) in exchange for the Debenture being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the Accreted Principal Amount of the converted Debenture and the accrued but unpaid Interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Debenture being converted pursuant to the provisions hereof.

         Section 15.03. Payment Upon Conversion; Cash Payments in Lieu of Fractional Shares. (a) In the event that the Company receives notice of conversion on or prior to the day that is twenty (20) days prior to Stated Maturity or, with respect to Debentures being redeemed, the applicable Redemption Date (the "FINAL NOTICE DATE"), the following procedures will apply:

         If the Company chooses to satisfy all or any portion of the Company's obligation (the "CONVERSION OBLIGATION") in cash, the Company will notify the holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following receipt of the notice of conversion ("CASH SETTLEMENT NOTICE PERIOD").

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

If the Company timely elects to pay cash for any portion of the shares otherwise issuable to such holder, the conversion notice may be retracted by the holder at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period ("CONVERSION RETRACTION PERIOD"); no such retraction can be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares) will occur on the Business Day following the final day of the ten (10) Trading Day period beginning on the day after the final day of the Conversion Retraction Period. Settlement amounts will be computed as follows:

                  (i) If the Company elects to satisfy the entire Conversion Obligation in shares, the Company will deliver to holders surrendering Debentures for conversion a number of shares equal to (1) the aggregate Original Principal Amount of Debentures to be converted divided by 1,000 multiplied by (2) the sum of the Conversion Rate and the applicable number of Additional Shares issuable upon conversion of $1,000 Original Principal Amount of Debentures, if any, as described in
         Section 15.01(d).

                  (ii) If the Company elects to satisfy the entire Conversion Obligation in cash, the Company will deliver to holders surrendering Debentures for conversion cash in an amount equal to the product of:

                           (A) a number equal to (1) the aggregate Original Principal Amount of Debentures to be converted divided by 1,000 multiplied by (2) the sum of the Conversion Rate and the applicable number of Additional Shares issuable upon conversion of $1,000 Original Principal Amount of Debentures, if any, as described in Section 15.01(d), and

                           (B) the average of the Last Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Days immediately following the date of the Company's notice of its election to deliver cash (the "CASH SETTLEMENT AVERAGING PERIOD").

                  (iii) If the Company elects to satisfy in cash a fixed portion of the Conversion Obligation other than the entire obligation, or a percentage of the Conversion Obligation other than 100%, the Company will deliver to holders surrendering Debentures for conversion such cash amount ("CASH AMOUNT") and a number of shares equal to the excess, if any, of the number of shares equal to (i) the aggregate Original Principal Amount of Debentures to be converted divided by 1,000, multiplied by (ii) the sum of the Conversion Rate and the applicable number of Additional Shares issuable upon conversion of $1,000 Original Principal Amount of Debentures, if any, as described in
         Section 15.01(d), over the number of shares equal to the sum, for each day of the Cash Settlement Averaging

         Period, of (x) 10% of the Cash Amount (other than cash for fractional shares of Common Stock), divided by (y) the Last Reported Sale Price of the Common Stock. In addition, the Company will pay cash for all fractional shares of Common Stock as described in Section 15.03(c) below.

         (b) In the event that the Company receives notice of conversion after the Final Notice Date, the Company will not send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. Instead, if the Company chooses to satisfy all or any portion of the Conversion Obligation in cash, the Company will send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the Final Notice Date. Settlement amounts will be computed in the same manner as set forth under Section 15.03(a) above except that the "Cash Settlement Averaging Period" shall be the five consecutive Trading Days ending on the third Trading Day prior to the Conversion Date. For purposes of the formula set forth in Section 15.03(a)(iii), 20% shall be used instead of 10%. Settlement (in cash and/or shares) will occur on the Business Day following the final day of such Cash Settlement Averaging Period.

         In addition, if a Debentureholder elects to convert its Debentures under Section 15.01(b) and it is entitled to Additional Shares, the Company will not send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. Instead, if the Company chooses to satisfy all or any portion of the Conversion Obligation in cash, the Company will send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) in connection with the announcement of the relevant corporate transaction. Settlement amounts will be computed in the same manner as set forth above under Section 15.03(a) except that (a) the reference to the average of the Last Reported Sale Prices of the Common Stock during the Cash Settlement Averaging Period in Section 15.03(a)(ii)(B) shall mean the Stock Price used to determine the number of Additional Shares, (b) (i) the Cash Settlement Averaging Period referred to in Section 15.03(a)(iii) shall be the five consecutive Trading Days up to but not including the Effective Date of the relevant corporate transaction and (ii) if holders of Common Stock receive only cash in such corporate transaction, the "Last Reported Sale Price of Common Stock" referred to Section 15.03(a)(iii)(y) shall be deemed to be equal to such cash received per share, and (c) for purposes of the formula set forth in Section 15.03(a)(iii), 20% shall be used instead of 10%. Settlement will occur as promptly as practicable after the later of the Conversion Date and the Effective Date of the relevant corporate transaction.

         (c) No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate Original Principal Amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment and payment therefor in cash to the holder of Debentures at the Last Reported Sale Price on the last Trading Day immediately preceding the day on which the Debentures (or specified portions thereof) are deemed to have been converted.

         (d) Notwithstanding anything to the contrary in this Indenture, at any time prior to Stated Maturity, the Company may irrevocably elect, in its sole discretion without the consent of the holders of the Debentures, by notice to the Trustee and the holders of the Debentures to satisfy in cash 100% of the Accreted Principal Amount of the Debentures converted after the date of such election. After making such an election, the Company still may satisfy the remainder of the Conversion Obligation to the extent it exceeds the Accreted Principal Amount in cash or Common Stock or a combination of cash and Common Stock. If the Company chooses to satisfy all or a portion of the remainder of the Conversion Obligation in cash, the Company will provide notice of such election in the same manner as set forth above under either clause (a) or (b), whichever is applicable. If the Company chooses to satisfy all of the remainder of the Conversion Obligation in Common Stock, notice of the election to deliver cash for the Accreted Principal Amount will be deemed to have been provided on the last date of the Cash Settlement Notice Period and the notice of conversion will not be retractable. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth above under clause (a) or (b), as applicable.

         Section 15.04. Conversion Rate. Each $1,000 Original Principal Amount of the Debentures shall be convertible into the number of shares of Common Stock specified in the form of Debenture (herein called the "CONVERSION RATE") attached as Exhibit A hereto (initially 18.8434 shares), subject to adjustment as provided in this Article 15.

         Section 15.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

         (a) If the Company issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or effects a share split or share combination, the Conversion Rate will be adjusted based on the following formula:

                                                OS'
                                 CR' = CR(0) x ------
                                                OS(0)

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

    where,

         CR(0) =   the Conversion Rate in effect immediately prior to such event

         CR'   =   the Conversion Rate in effect immediately after such event

         OS(0) = the number of shares of Common Stock outstanding immediately prior to such event

         OS'   =   the number of shares of Common Stock outstanding immediately after such event.

Such adjustment shall become effective immediately after the opening of business on the Business Day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Common Stock held in treasury by the Company. If any dividend or distribution of the type described in this Section 15.05(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (b) If the Company issues to all or substantially all holders of its Common Stock any rights or warrants entitling them for a period of not more than 45 days to subscribe for or purchase shares of Common Stock, at a price per share less than the Last Reported Sale Price of shares of Common Stock on the Business Day immediately preceding the time of announcement of such issuance, the Conversion Rate will be adjusted based on the following formula (provided that the Conversion Rate will be readjusted to the extent that such rights or warrants are not exercised prior to their expiration):

                                                OS(0) + X
                                 CR' = CR(0) x -----------
                                                OS(0) + Y

     where,

         CR(0) =   the Conversion Rate in effect immediately prior to such event

         CR'   =   the Conversion Rate in effect immediately after such event

         OS(0) = the number of shares of Common Stock outstanding immediately prior to such event

         X     =   the total number of shares of Common Stock issuable pursuant to such rights

         Y     =   the number of shares of Common Stock equal to the aggregate price payable to exercise such rights divided by the average of the Last Reported Sale Prices of Common Stock for the ten consecutive Trading Days prior to the Business Day immediately preceding the Record Date for the issuance of such rights.

Such adjustment shall be successively made whenever any such rights or warrants are issued and shall become effective immediately after the opening of business on the Business Day following the date fixed for such determination. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in treasury by the Company. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed.

In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Last Reported Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) If the Company distributes shares of its capital stock, evidences of its indebtedness or other assets or property of the Company to all or substantially all holders of the Common Stock, excluding:

                  (i) dividends, distributions and rights or warrants referred to in clause (a) or (b) above; and

                  (ii) dividends or distributions paid exclusively in cash; then the Conversion Rate will be adjusted based on the following formula:

                                                   SP(0)
                                 CR' = CR(0) x -------------
                                                Sp(0) - FMV

     where,

         CR(0) = the Conversion Rate in effect immediately prior to such distribution

         CR'   =  the Conversion Rate in effect immediately after such
                  distribution

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

         SP(0) = the average of the Last Reported Sale Prices of the Common Stock for the ten days prior to the Business Day immediately preceding the record date for such distribution

         FMV   =  the fair market value (as determined by the Board of
                  Directors) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Record Date for such distribution.

Such adjustment shall become effective immediately prior to the opening of business on the Business Day following the date fixed for the determination of shareholders entitled to receive such distribution.

With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Stock or shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit (a "SPIN-OFF") the Conversion Rate in effect immediately before the close of business on the Record Date fixed for determination of shareholders entitled to receive the distribution will be increased based on the following formula:

                                                FMV(0) + MP(0)
                                 CR' = CR(0) x ----------------
                                                     MP(0)

     where,

         CR(0) = the Conversion Rate in effect immediately prior to such distribution

         CR'    = the Conversion Rate in effect immediately after such
                  distribution

         FMV(0) = the average of the Last Reported Sale Prices of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the first 10 Trading Days after the effective date of the Spin-Off

         MP(0) = the average of the Last Reported Sale Prices of Common Stock over the first 10 consecutive Trading Days after the effective date of the Spin-Off.

         Such adjustment shall occur on the tenth Trading Day from, and including, the effective date of the Spin-Off.

         (d) If the Company makes any cash dividend or distribution during any quarterly fiscal period to all or substantially all holders of Common Stock, in an aggregate amount that, together with other cash dividends or distributions made during such quarterly fiscal period, exceeds the product of $0.16 (appropriately adjusted from time to time for any share dividends on or subdivisions of the Common Stock) multiplied by the number of shares of Common Stock outstanding on the Record Date for such distribution, the Conversion Rate will be adjusted based on the following formula:

                                                  SP(0)
                                 CR' = CR(0) x -----------
                                                SP(0) - C

     where,

         CR(0)  = the Conversion Rate in effect immediately prior to the Record
                  Date for such distribution

         CR'    = the Conversion Rate in effect immediately after the Record
                  Date for such distribution

         SP(0)  = the average of the Last Reported Sale Prices of the Common
                  Stock for the ten consecutive Trading Days prior to the Business Day immediately preceding the Record Date of such distribution

         C      = the amount in cash per share the Company distributes to
                  holders of Common Stock that exceeds $0.16 (appropriately adjusted from time to time for any share dividends on, or subdivisions of, Common Stock).

         Such adjustment shall become effective immediately after the close of business on the date for such determination.

         (e) If the Company or any of its Subsidiaries purchases shares of the Common Stock pursuant to a tender or exchange offer which involves an aggregate per share consideration that exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (such last date, the "EXPIRATION TIME"), the Conversion Rate will be increased based on the following formula:

                                                AC + (SP' x OS')
                                 CR' = CR(0) x ------------------
                                                   OS(0) x SP'

     where,

         CR(0) = the Conversion Rate in effect on the date such tender offer expires

         CR'    = the Conversion Rate in effect on the day next succeeding the date such tender offer expires

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

         AC     = the aggregate value of all cash and any other consideration
                  (as determined by the Board of Directors) paid or payable for shares purchased in such tender offer

         OS(0) = the number of shares of Common Stock outstanding immediately prior to the date such tender offer expires

         OS'    = the number of shares of Common Stock outstanding immediately after the date such tender offer expires

         SP'    = the average of the Last Reported Sale Prices of Common Stock for the ten consecutive trading days commencing on the Trading Day next succeeding the date such tender offer expires.

If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

If, however, the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate will be made.

Except as stated herein, the Company will not adjust the Conversion Rate for the issuance of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or the right to purchase shares of Common Stock or such convertible or exchangeable securities.

         (f)      [Reserved]

         (g) Notwithstanding the foregoing provisions of this Section 15.05, no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a Holder of a Debenture to convert, for any distribution described therein if the Holder will otherwise participate in the distribution without conversion of such Holder's Debentures.

         (h) The Company may (but is not required to) make such increases in the Conversion Rate, in addition to those required by clauses (a) through (e) of this Section 15.05 as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or any similar event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of at least twenty (20) days if the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Debentures a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

         (i)      No adjustment to the Conversion Rate need be made:

                  (i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;

                  (ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries;

                  (iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in (ii) above and outstanding as of the date the Debentures were first issued;

                  (iv)     for a change in the par value of the Common Stock; or

                  (v)      for accrued and unpaid Interest.

To the extent the Debentures become convertible into cash, assets or property (other than capital stock of the Company or securities to which Section 15.06 applies), no adjustment shall be made thereafter as to the cash, assets or property. Interest shall not accrue on such cash, assets or property.

         (j) All calculations under this Article 15 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be.

         (k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Debenture at his last address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (l) In any case in which this Section 15.05 provides that an adjustment shall become effective immediately after (1) a record date or Stock Record Date for an event, (2) the date fixed for the determination of shareholders entitled to receive a dividend or distribution pursuant to Section 15.05(a), (3) a date fixed for the determination of shareholders entitled to receive rights or warrants pursuant to Section 15.05(b) or (4) the Expiration Time for any tender or exchange offer pursuant to Section 15.05(e), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Debenture converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.03. For purposes of this Section 15.05(l), the term "ADJUSTMENT EVENT" shall mean:

                  (i) in any case referred to in clause (1) hereof, the occurrence of such event,

                  (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

                  (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

                  (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

         (m) For purposes of this Section 15.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 15.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.05(c) applies), (ii) any consolidation, merger, binding share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Debenture shall be convertible into the kind and amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Debentures) immediately prior to such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance (provided that, if the kind or amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 15.06 the kind and amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at its address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, binding share exchanges, combinations, sales and conveyances.

         If this Section 15.06 applies to any event or occurrence, Section 15.05 shall not apply.

         Section 15.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 15.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion.

         Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that, if at any time the Common Stock shall be listed on the New York Stock Exchange, Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Debentures; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Debentures into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Debentures in accordance with the requirements of such exchange or automated quotation system at such time.

         Section 15.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to the Company or any holder of Debentures to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of
Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 15.10. Notice to Holders Prior to Certain Actions. In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.05; or

         (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

         (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at his address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         Section 15.11. Shareholder Rights Plan. To the extent that the Company has a rights plan in effect upon conversion of the Debentures into Common Stock, the Debentureholder will receive, in addition to the Common Stock, the rights under the rights plan, unless prior to any conversion, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Company distributed to all holders of Common Stock, shares of the Company's capital stock, evidences of indebtedness or assets as described in Section 15.04(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights. In lieu of any such adjustment, the Company may amend such applicable shareholder rights agreement to provide that upon conversion of the debentures the holders will receive, in addition to the Common Stock issuable upon such conversion, the rights which would have attached to such Common Stock if the rights had not become separated from the Common Stock under such applicable shareholder rights agreement.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

         Section 16.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

         Section 16.03 Addresses for Notices, Etc.. Any request, notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes, if delivered by messenger or overnight carrier, given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: to Kellwood Company, 600 Kellwood Parkway, Chesterfiled, Missouri 63017, Telecopier No.: (314) 576-3388,
Attention: Treasurer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if delivered by messenger or overnight carrier, given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: Union Bank of California, N.A., 120 S, San Pedro Street, 4th Floor, Los Angeles, CA 90012, Telecopier No.: (213) 972-5694, Attention: Corporate Trust Department; provided, however, that the Trustee shall not be deemed to have received notice until such notice is actually received.

         The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture Register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 16.04. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         Section 16.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application, request or demand by the Company to the Trustee to take any action under any of the provisions of this

Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 16.06. Legal Holidays. In any case in which the date of maturity of Interest on or principal of the Debentures or the Redemption Date of any Debenture or any Repurchase Date with respect to any Debenture will not be a Business Day, then payment of such Interest on or the Accreted Principal Amount of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the Redemption Date or the Repurchase Date, as the case may be, and no interest shall accrue for the period from and after such date.

         Section 16.07. Company Responsible for Making Calculations. The Company will be responsible for making all calculations called for under this Indenture. These calculations include, but are not limited to, determination of the Last Reported Sale Price, Spin-Off Market Price and Trading Price, the amount of accrued Interest (including any Contingent Interest and Additional Amounts) payable on the Debentures, the Accreted Principal Amount and the Conversion Rate of the Debentures. The Company will make these calculations in good faith and, absent manifest error, these calculations will be final and binding on the Debentureholders. Promptly after the calculation thereof, the Company will provide to each of the Trustee and the Conversion Agent an Officers' Certificate setting forth a schedule of its calculations, and each of the Trustee and the Conversion Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Holder upon the written request of such Holder.

         Section 16.08. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Debentures issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 16.08 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 16.09. No Security Interest Created. Except as provided in
Section 8.06, nothing in this Indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

         Section 16.10. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Debenture Registrar and their successors hereunder and the holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 16.11. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 16.12. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.02 and 3.08, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.09.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 16.12, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Debenture Register.

         The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

         The provisions of Sections 8.02, 8.03, 8.04 and 9.03 and this Section
16.12 shall be applicable to any authenticating agent.

         Section 16.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 16.14. Severability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Union Bank of California, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                         KELLWOOD COMPANY

                                         By: /s/ W. Lee Capps, III
                                            -------------------------------
                                             Name: W. Lee Capps, III
                                             Title: Executive Vice President
                                                    Finance & Chief Financial
                                                    Officer

                                         UNION BANK OF CALIFORNIA, N.A.,
                                              as Trustee

                                         By: /s/ Vivian R. Savedra
                                            -------------------------------
                                             Name: Vivian R. Savedra
                                             Title: Vice President

                                                                      SCHEDULE A

The following table sets forth the number of Additional Shares to be received per $1,000 Original Principal Amount of Debentures:

Stock Price     $ 41.04  $ 47.00  $ 53.00  $ 59.00  $ 65.00  $ 71.00  $ 77.00

Effective Date
June 15, 2004    5.6231   4.2216   3.0930   2.2927   1.7114   1.2809   0.9571
June 15, 2005    5.6231   4.2157   3.0474   2.2296   1.6435   1.2152   0.8974
June 15, 2006    5.6231   4.1348   2.9339   2.1074   1.5258   1.1087   0.8050
June 15, 2007    5.6231   4.1155   2.8467   1.9916   1.4048   0.9949   0.7037
June 15, 2008    5.6231   3.9259   2.6062   1.7456   1.1781   0.7987   0.5409
June 15, 2009    5.6231   3.6689   2.2686   1.4017   0.8691   0.5414   0.3374
June 15, 2010    5.6231   3.2164   1.6815   0.8303   0.3952   0.1862   0.0885
June 15, 2011    0.0000   0.0000   0.0000   0.0000   0.0000   0.0000   0.0000

Stock Price     $ 83.00  $ 89.00  $ 95.00  $ 101.00  $ 107.00  $ 113.00  $ 119.00  $ 125.00

Effective Date
June 15, 2004    0.7101   0.5205   0.3741    0.2609    0.1738    0.1072    0.0568    0.0000
June 15, 2005    0.6577   0.4757   0.3368    0.2306    0.1495    0.0883    0.0426    0.0000
June 15, 2006    0.5793   0.4109   0.2842    0.1888    0.1169    0.0634    0.0244    0.0000
June 15, 2007    0.4938   0.3409   0.2281    0.1451    0.0842    0.0395    0.0097    0.0000
June 15, 2008    0.3629   0.2385   0.1497    0.0864    0.0415    0.0096    0.0000    0.0000
June 15, 2009    0.2079   0.1252   0.0677    0.0290    0.0041    0.0000    0.0000    0.0000
June 15, 2010    0.0414   0.0160   0.0001    0.0000    0.0000    0.0000    0.0000    0.0000
June 15, 2011    0.0000   0.0000   0.0000    0.0000    0.0000    0.0000    0.0000    0.0000

                                                                       EXHIBIT A

[Include only for Global Debentures:]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Debentures that are Restricted Securities:]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), ONLY (A) TO KELLWOOD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY

BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).]

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS DEBENTURE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE OF EACH DEBENTURE IS $1,000 PER $1,000 OF ORIGINAL PRINCIPAL AMOUNT, AND THE ISSUE DATE IS JUNE 22, 2004. IN ADDITION, THIS DEBENTURE IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE COMPARABLE YIELD OF THIS DEBENTURE IS 7.65%, COMPOUNDED SEMI-ANNUALLY (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

THE ISSUER AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS DEBENTURE EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS DEBENTURE WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS DEBENTURE AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY COMMON STOCK RECEIVED UPON ANY CONVERSION OF THIS DEBENTURE OR UPON A PURCHASE OF THIS DEBENTURE AT THE HOLDER'S OPTION AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE DEBENTURE AS ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH

IN THE CONTINGENT PAYMENT REGULATIONS], AND TO BE BOUND BY THE ISSUER'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS DEBENTURE. THE ISSUER AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS DEBENTURE, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING
ADDRESS: KELLWOOD COMPANY, 600 KELLWOOD PARKWAY, CHESTERFIELD, MISSOURI 63017,
ATTN: TREASURER.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED JUNE 22, 2004 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

                                KELLWOOD COMPANY

                   3.50% CONVERTIBLE SENIOR DEBENTURE DUE 2034

                                                              CUSIP: 488044 AE 8

No. ___                                 ORIGINAL PRINCIPAL AMOUNT $[180,000,000]

         Kellwood Company, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.] or its registered assigns, the Accreted Principal Amount (as defined in the Indenture referred to on the reverse side of this Security) on June 15, 2034 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay regular interest, semiannually on June 15 and December 15 of each year, commencing December 15, 2004, on the Original Principal Amount set forth on Schedule I hereto at said office or agency, in like coin or currency, at the rate per annum of 3.50%, from June 15 or December 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from June 22, 2004 until June 15, 2011. Notwithstanding the foregoing, if the date hereof is after any June 1 or December 1, as the case may be, and before the following June 15 or December 15, this Debenture shall bear regular interest, if any, from such June 15 or December 15; provided that if the Company shall default in the payment of regular interest due on such June 15 or December 15, then this Debenture shall bear regular interest from the next preceding June 15 or December 15 to which regular interest has been paid or duly provided for; and provided further that if no regular interest has been paid or duly provided for on this Debenture, then this Debenture shall bear regular interest from June 22, 2004. Contingent Interest will accrue for the period commencing on June 20, 2011 and ending December 14, 2011 and thereafter for any six-month period commencing on December 15, 2011 under the circumstances and in the amounts described in Article 4 of the Indenture and be payable semi-annually in arrears to the holders of this Debenture on the applicable Contingent Interest Payment Date on the corresponding Record Date. Except as otherwise provided in the Indenture, Interest payable on the Debenture pursuant to the Indenture on any June 15 or December 15 will be paid to the Person entitled thereto as it appears in the Debenture Register at the close of business on the Regular Record Date, which shall be the June 1 or December 1 (whether or not a Business Day) next preceding such June 15 or December 15, as provided in the Indenture; provided that any such Interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay Interest (i) on any Debentures in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (or, upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on Debentures with an aggregate Original Principal Amount in excess of $2,000,000) or (ii) on any Global Debenture by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         After June 15, 2011, the Company will not pay regular interest. Instead, on June 15, 2034, the holder will receive the Accreted Principal Amount, which will be equal to the Original Principal Amount increased daily at a fixed yield equal to 0% per annum until June 14, 2011 and commencing on June 15, 2011 equal to 3.50% per annum, or $2,221.18 on June 15, 2034.

         The Company promises to pay interest on overdue Accreted Principal Amount and (to the extent that payment of such interest is enforceable under applicable law) Interest at the rate of 3.50%, per annum, compounded semi-annually.

         Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock, cash or a combination of cash and Common Stock on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

                                            KELLWOOD COMPANY

                                            By: ________________________________

[Date of authentication]

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

UNION BANK OF CALIFORNIA, N.A.
      as Trustee

By: ___________________________________
    Authorized Signatory

                                      , or

By: ___________________________________
    As Authenticating Agent
    (if different from Trustee)

    By: _______________________________
        Authorized Signatory

                          FORM OF REVERSE OF DEBENTURE

                                KELLWOOD COMPANY

                   3.50% CONVERTIBLE SENIOR DEBENTURE DUE 2034

         This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 3.50% Convertible Senior Debentures due 2034 (herein called the "DEBENTURES"), limited in aggregate Original Principal Amount to $180,000,000 (or up to $200,000,000 if the Initial Purchasers exercise their option in full), issued and to be issued under and pursuant to an Indenture dated as of June 22, 2004 (herein called the "INDENTURE"), between the Company and Union Bank of California, N.A., as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

         In case an Event of Default shall have occurred and be continuing, the Accreted Principal Amount of and accrued Interest on all Debentures may be declared by either the Trustee or the holders of not less than 25% in aggregate Original Principal Amount of the Debentures then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate Original Principal Amount of the Debentures at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the time of payment of Interest thereon, or reduce the Original Principal Amount thereof or the Accreted Principal Amount thereof or the accretion rate thereon, or reduce any amount payable upon redemption or repurchase thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the Accreted Principal Amount thereof or Interest thereon payable in any coin or currency other than that provided in the Debentures, or affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to the holders, or affect the obligation of the Company to repurchase any Debenture upon a Fundamental Change in a manner adverse to the holder of the Debentures, or affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to the holder of the Debentures, or impair the right to convert the Debentures into Common Stock, cash or combination of cash and Common Stock subject to the terms set forth in the Indenture, including

Section 15.06 thereof, or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case without the consent of the holder of each Debenture so affected, or modify any of the provisions of Section 11.02 or Section 7.07 thereof, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or reduce the quorum or voting requirements set forth in
Article 10 or (ii) reduce the aforesaid percentage in Original Principal Amount of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate Original Principal Amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of Interest on or the Accreted Principal Amount of any of the Debentures, (B) a failure by the Company to convert any Debentures into Common Stock, cash or a combination of cash and Common Stock in accordance with the terms of the Indenture, (C) a default in the payment of the Redemption Price pursuant to Article 3 of the Indenture, (D) a default in the payment of the Company Repurchase Price or Fundamental Change Repurchase Price pursuant to
Article 3 of the Indenture, or (E) a default in respect of a covenant or provision of the Indenture which under Article 11 of the Indenture cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Accreted Principal Amount of and Interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

         The Debentures are issuable in fully registered form, without interest coupons, in denominations of $1,000 Original Principal Amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate Original Principal Amount of Debentures of any other authorized denominations.

         At any time on or after June 20, 2011 and prior to maturity, the Debentures may be redeemed at the option of the Company, in whole or in part, in cash upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the Redemption Date to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the Accreted Principal Amount of debentures being redeemed plus accrued and unpaid Interest to, but excluding, the Redemption Date; provided that if the applicable Redemption Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for redemption on such date.

         In no event will any Security be redeemable at the option of the Company before June 20, 2011.

         The Company may not give notice of any redemption of the Debentures if a default in the payment of Interest on the Debentures has occurred and is continuing.

         The Debentures are not subject to redemption through the operation of any sinking fund.

         If a Fundamental Change occurs at any time prior to maturity of the Debentures, this Debenture will be redeemable on a Fundamental Change Repurchase Date, specified by the Company, which shall be no later than 30 days after notice thereof, at the option of the holder of this Debenture at a Fundamental Change Repurchase Price equal to 100% of the Accreted Principal Amount thereof, together with accrued Interest to (but excluding) the Fundamental Change Repurchase Date; provided that if the applicable Fundamental Change Repurchase Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for repurchase on such date. The Company shall mail to all holders of record of the Debentures a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the 30th day after the occurrence of such Fundamental Change. For a Debenture to be so repurchased at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Debenture with the form entitled "FORM OF FUNDAMENTAL CHANGE REPURCHASE ELECTION" on the reverse thereof duly completed, together with such Debenture, duly endorsed for transfer at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder on June 15, 2011, June 15, 2014, June 15, 2019, June 15, 2024 and June 15, 2029 in integral multiples of $1,000 Original Principal Amount at a Company Repurchase Price of 100% of the Accreted Principal Amount, plus any accrued and unpaid Interest on such Debenture to but excluding the Company Repurchase Date; provided that if the applicable Company Repurchase Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for repurchase on such date. To exercise such right, a holder shall deliver to the Company such Debenture with the form entitled "FORM OF COMPANY REPURCHASE ELECTION" on the reverse thereof duly completed, together with the Debenture, duly endorsed for transfer, at any time from the opening of business on the date that is 20 Business Days prior to such Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date, and shall deliver the Debentures to the Trustee (or other Paying Agent appointed by the Company) as set forth in the Indenture.

         The Company Repurchase Price to be paid on any of June 15, 2011, June 15, 2014, June 15, 2019, June 15, 2024 and June 15, 2029 and the Fundamental Change Repurchase Price to be paid on any Fundamental Change Repurchase Date shall be paid in cash, subject to the terms and conditions of the Indenture.

         Holders have the right to withdraw any Repurchase Election by delivering to the Trustee (or other Paying Agent appointed by the Company) a written notice of withdrawal up to the close of business on the Business Day immediately preceding the Repurchase Date, all as provided in the Indenture.

         If money sufficient to pay the Repurchase Price with respect to all Debentures or portions thereof to be repurchased as of any Repurchase Date is deposited with the Trustee (or other Paying Agent appointed by the Company), then on and after such Repurchase Date, Interest will cease to accrue and the principal amount will cease to accrete on such Debentures (or portions thereof), and the holder thereof shall have no other rights as such other than the right to receive the Repurchase Price upon surrender of such Debenture.

         Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the Stated Maturity of the Debentures, the holder hereof has the right, at its option, to convert its Debentures into shares of the Company's Common Stock at an initial Conversion Rate of 18.7434 shares of

Common Stock per $1,000 Original Principal Amount of the Debentures (an initial Conversion Price of approximately $53.35 per share), subject to the Company's right to deliver, in lieu of Common Stock, cash or a combination of cash and Common Stock, as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Debenture with the form entitled "FORM OF CONVERSION NOTICE" on the reverse hereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Debentures as specified above in accordance with the Indenture.

         If the Company (i) is a party to a consolidation, merger, statutory share exchange or combination, (ii) reclassifies the Common Stock, or (iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into the kind or amount of cash, securities or other property receivable upon such event, in each case in accordance with the Indenture.

         In addition, following certain corporate transactions as set forth in
Section 15.01(b) of the Indenture that occur prior to June 15, 2011 and that also constitute a Fundamental Change, a Debentureholder who elects to convert its Debentures in connection with such corporate transaction will be entitled to receive Additional Shares of Common Stock upon conversion in certain circumstances, subject to the Company's payment elections set forth in the Indenture.

         No adjustment in respect of Interest on any Debenture converted (other than the payment of Additional Amounts, if any) or dividends on any shares issued upon conversion of such Debenture will be made upon any conversion except as set forth in the next sentence. If this Debenture (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of Interest to the opening of business on the immediately following Interest Payment Date, this Debenture (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the Original Principal Amount being converted; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and on or prior to the Business Day immediately following the next Interest Payment Date,
(2) if the Company has specified a Repurchase Date following a Fundamental Change that is after a record date and prior to the next Interest

Payment Date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Debenture.

         No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

         A Debenture in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

         Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate Original Principal Amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor other Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

         No recourse for the payment of the Accreted Principal Amount of or Interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Company agrees, and by acceptance of a Debenture, each beneficial holder of a Debenture will be deemed to have agreed to treat the Debentures as indebtedness of the Company for U.S. federal income tax purposes that are subject to the regulations governing contingent payment debt instruments and to be bound (in the absence of an administrative determination or judicial ruling to the contrary) by the Company's determination of the comparable yield and projected payment schedule within the meaning of the regulations governing contingent payment debt instruments. A holder of Debentures may obtain the issue price, the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule for the Debentures, determined by the Company pursuant to Treas. Reg. Sec. 1.1275-4, by submitting a written request for it to the Company at the following address: Kellwood Company, 600 Kellwood Parkway, Chesterfield, Missouri 63017, Attention: Treasurer.

         Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -         as tenants in common                        UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -         as tenant by the entireties                 (Cust)   (Minor)
JT TEN -          as joint tenants with right of              under Uniform Gifts to Minors Act
                  survivorship and not as tenants in common   ____________________________
                                                                         (State)

         Additional abbreviations may also be used though not in the above list.

                                     FORM OF
                                CONVERSION NOTICE

TO:      KELLWOOD COMPANY
         UNION BANK OF CALIFORNIA, N.A.

         The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion thereof (which is $1,000 Original Principal Amount or a multiple thereof) below designated, into shares of Common Stock of Kellwood Company in accordance with the terms of the Indenture referred to in this Debenture, subject to the Company's payment elections, and directs that the shares issuable and deliverable payable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted Original Principal Amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares, any portion of this Debenture not converted or a check for cash payable are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of Interest accompanies this Debenture.

Dated: ________________________________

                                            ____________________________________

                                            ____________________________________
                                            Signature(s)

                                            Signature(s) must be guaranteed by
                                            an "ELIGIBLE GUARANTOR INSTITUTION"
                                            meeting the requirements of the
                                            Debenture Registrar, which
                                            requirements include membership or
                                            participation in the Security
                                            Transfer Agent Medallion Program
                                            ("STAMP") or such other "SIGNATURE
                                            GUARANTEE PROGRAM" as may be
                                            determined by the Debenture
                                            Registrar in addition to, or in
                                            substitution for, STAMP, all in
                                            accordance with the Securities
                                            Exchange Act of 1934, as amended.

                                            ______________________________
                                            Signature Guarantee

         Fill in the registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:

_______________________________________
(Name)

_______________________________________
(Street Address)

_______________________________________
(City, State and Zip Code)

_______________________________________
Please print name and address

Original Principal Amount to be converted
(if less than all):

$______________________________________

Social Security or Other Taxpayer
 Identification Number:

_______________________________________

                                     FORM OF
                     FUNDAMENTAL CHANGE REPURCHASE ELECTION

TO:      KELLWOOD COMPANY
         UNION BANK OF CALIFORNIA, N.A.

         The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Kellwood Company (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire Original Principal Amount of this Debenture, or the portion thereof (which is $1,000 Original Principal Amount or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the price of 100% of the entire Accreted Principal Amount or portion thereof, together with accrued Interest to, but excluding, the Fundamental Change Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: ________________________________

                                            ____________________________________

                                            ____________________________________
                                            Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Original Principal Amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                     FORM OF
                           COMPANY REPURCHASE ELECTION

TO:      KELLWOOD COMPANY
         UNION BANK OF CALIFORNIA, N.A.

         The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Kellwood Company (the "COMPANY") regarding the right of holders to elect to require the Company to repurchase the Debentures and requests and instructs the Company to repay the entire Original Principal Amount of this Debenture, or the portion thereof (which is $1,000 Original Principal Amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at a price of 100% of the entire Accreted Principal Amount or portion thereof, together with accrued Interest to, but excluding, the Company Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Debentures shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated: ________________________________

                                            ____________________________________

                                            ____________________________________
                                            Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Original Principal Amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT

         For value received ___________________________ hereby sell(s) assign(s) and transfer(s) unto ____________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints ___________________________________ attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Debenture prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such Debenture is being transferred:

         [ ]      To Kellwood Company or a subsidiary thereof; or

         [ ] To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

         [ ] Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Debenture has been transferred to Kellwood Company or a subsidiary thereof, the undersigned confirms that such Debenture is not being transferred to an "AFFILIATE" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ________________________________

                                            ____________________________________

                                            ____________________________________
                                            Signature(s)

                                            Signature(s) must be guaranteed by
                                            an "ELIGIBLE GUARANTOR INSTITUTION"
                                            meeting the requirements of the
                                            Debenture Registrar, which
                                            requirements include membership or
                                            participation in the Security
                                            Transfer Agent Medallion Program
                                            ("STAMP") or such other "SIGNATURE
                                            GUARANTEE PROGRAM" as may be
                                            determined by the Debenture
                                            Registrar in addition to, or in
                                            substitution for, STAMP, al in
                                            accordance with the Securities
                                            Exchange Act of 1934, as amended.

                                            ______________________________
                                            Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Fundamental Change Repurchase Election, the Company Repurchase Election or the Assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                                                      Schedule I

                        [Include Schedule I only for a Global Debenture]

                                KELLWOOD COMPANY
                   3.50% Convertible Senior Debenture due 2034

         No. _______

                                                                       Authorized Signature
                                       Notation Explaining Original    of Trustee or
Date    Original Principal Amount      Principal Amount Recorded       Custodian
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

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